Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Answers to
questions about
Vanguard’s proxy

Table of contents

General proxy questions	3

Proposal to elect trustees for each fund	7
(For all shareholders of U.S.-domiciled funds)

Proposal to approve a manager-of-managers arrangement
with third-party investment advisors	13
(For all shareholders of certain funds)

Proposal to approve a new manager-of-managers
arrangement with wholly owned subsidiaries of Vanguard	15
(For all shareholders of U.S.-domiciled funds)

Proposal to change the funds’ investment objective	17
(For all shareholders of REIT Index Fund and REIT Index Portfolio of the Variable Insurance Fund)

Proposal to reclassify the diversification status to nondiversified	22
(For shareholders of REIT Index Fund)

Proposal to adopt the Funds’ Service Agreement	23
(For shareholders of Institutional Index Fund and InstitutionalTotal Stock Market Index Fund)

Shareholder proposal: Genocide-free investing	25
(For shareholders of certain funds)

Funds and their relevant proposals	27

General proxy questions

What is a proxy?

A proxy is the legal authority or means to permit a shareholder’s vote to be registered without his or her physical presence at an annual or special shareholder meeting. Shareholders may vote their proxy by mail, over the phone, or online.

Why is Vanguard conducting a shareholder meeting and proxy?

Most importantly, shareholders are being asked to elect all fund trustees. Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders are also being asked to vote on several fund policy proposals that will help Vanguard manage the funds more efficiently and effectively. Vanguard’s fund trustees believe that the policy proposals, if approved, will give the funds more operational flexibility and will be in the best interests of their shareholders.

Which Vanguard funds are involved in the proxy?

The 2017 proxy involves all U.S.-domiciled Vanguard funds. Click here for a complete list of funds.

Who can vote?

Generally speaking, any person who owns shares of a U.S.-domiciled Vanguard fund on the “record date” of August 16, 2017, can vote, even if that person later sells those shares. This includes investors living outside the United States who are invested in a U.S.-domiciled Vanguard fund. However, there may be instances in which the authority to vote resides with a retirement plan sponsor or financial advisor.

When does voting occur?

Voting by proxy will start on August 16, 2017. Shareholders can vote once they receive their proxy materials after that date. Voting concludes on November 15, 2017, at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

What is a Special Meeting of Shareholders?

A Special Meeting of Shareholders is a meeting called by a fund’s board of trustees to obtain a shareholder vote on one or more proposals. In this case, a Joint Special Meeting will be held so that shareholders of multiple funds can participate at the same meeting. Vanguard shareholders have the right to vote on important proposals concerning the fund or funds that they own. The vast majority of Vanguard shareholders vote by proxy in advance of the meeting rather than by attending in person.

How often do the Vanguard funds hold shareholder meetings?

The Vanguard funds hold shareholder meetings only when shareholder approval is required to move forward with a particular transaction or policy change or, as in this case, when appropriate to address the composition of the board of trustees and make several fund policy changes. The last time the Vanguard funds held a shareholder meeting to elect trustees was in 2009.

Why is my vote important?

Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to elect trustees and operate more efficiently and effectively. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes at the shareholder meeting on November 15, 2017.

How do I vote?

Shareholders may vote in one of four ways:

(1) Online, at the website listed on your proxy card or voting instruction card. Follow the on-screen instructions.

(2) By phone, by calling the number listed on your proxy card or voting instruction card. Follow the recorded instructions, available 24 hours a day.

(3) By mail, by signing and dating the proxy card or voting instruction card and returning it using the postage-paid envelope.

(4) In person, at the shareholder meeting on November 15, 2017, at the DoubleTree Paradise Valley-Scottsdale, 5401 N. Scottsdale Rd., Scottsdale, Arizona 85250.

We encourage shareholders to vote online or by phone, using the voting control number and security code that appear on their proxy card or the voting control number that appears on their voting instruction card. These methods save the Vanguard funds the most money, as they require no return postage.

What if I want to change my vote?

If you would like to change your previous vote, you may vote again using any of the methods described above. The last vote that the shareholder casts is the one that counts.

What is a proxy card?

A proxy card is a ballot used to vote by mail.

What is a voting instruction card?

A voting instruction card is another kind of ballot used to vote by mail. Voting instruction cards are provided to fund shareholders who invest through certain intermediaries including Vanguard Brokerage Services. In these cases, shareholders are instructing their intermediaries as to how they want their shares voted. The intermediaries then place the votes pursuant to the shareholder’s instructions.

Why didn’t I get a proxy statement and proxy card or voting instruction card?

A shareholder must hold one or more U.S.-domiciled Vanguard funds as of the record date of August 16, 2017. Also, you should verify the following:

• Do you own shares through a broker-dealer or bank?

- If so, check with your broker or bank.

• If you are signed up for e-delivery of proxy statements, confirm that your email address is correct on vanguard.com.

• If you are not signed up for e-delivery, confirm your mailing address at vanguard.com.

• Are you invested only in an institutional or 529 plan held directly with Vanguard?

- If yes, then it is possible that the plan sponsor or State plan sponsor has the voting authority. If that is the case, you would not have received proxy materials.

• If you’re still unable to locate voting materials, call 866-963-5746 to speak with a Computershare representative.

What should I do if my security code and/or control number is not working?

For all technical difficulties, shareholders should call Computershare at 866-963-5746 to speak with a representative.

During what hours is the Computershare voting call center open?

The touch-tone voting service is available 24 hours a day. Computershare representatives are available to take votes and answer questions Monday through Friday from 9 a.m. to 11 p.m. Eastern time and Saturdays from noon to 6 p.m. Eastern time.

If voting by mail, how should I sign the proxy card or voting instruction card?

Shareholders should sign their name exactly as it appears on the proxy card or voting instruction card they received along with their proxy statement. For a joint account, either owner of the account may sign the card, but one of the joint owners must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example, “John Brown, Custodian.”

If I lose my return envelope, where should I mail my proxy card to vote?

Shareholders are not required to mail their proxy cards, and they may vote by phone or online using the information on their proxy card or voting instruction card. However, if you wish to mail your vote, send your completed proxy card or voting instruction card to: PROXY TABULATOR, PO Box 43131, Providence, RI 02940-9920.

How many votes are needed to reach quorum in order for the shareholder meeting to go forward?

Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of a fund’s shares must be represented at the meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”).

How many votes are needed to elect trustees (Proposal 1)?

Shareholders of funds that are part of the same trust will elect their trustees on a joint basis. (A list of funds and the trust of which each fund is a series is included in Part V of the proxy statement.) For each trust, the twelve nominees receiving the highest number of affirmative votes cast at the meeting will be elected.

How many votes are needed to approve (Proposals 2–7)?

Shareholders of each fund will vote separately on each proposal applicable to that fund. For a proposal to pass for a fund, it must be approved by the lesser of (1) 67% or more of the fund’s voting securities present at the meeting if the holders of more than 50% of the fund’s outstanding voting shares are present or represented by proxy, or (2) more than 50% of the fund’s outstanding voting securities.

Is this proxy vote connected to Vanguard’s role in voting on proxies of companies held in the funds’ portfolios?

Investment Stewardship’s proxy voting at public companies is different and distinct from Vanguard’s recently filed fund proxy. Investment Stewardship votes on behalf of the Vanguard funds at shareholder meetings of companies that the Vanguard funds own. Vanguard’s upcoming proxy vote provides shareholders of the Vanguard funds with the opportunity to vote on matters related to their Vanguard funds.

Investment Stewardship voting: As shareholders of public companies, the Vanguard funds vote proxies throughout the year as part of their investment stewardship activities, including on director nominees for corporate boards of directors and on compensation matters, among other decisions requested by shareholders. Vanguard’s Investment Stewardship team conducts these activities subject to the proxy voting guidelines adopted by the board of trustees of each Vanguard fund. For more information about the proxy voting guidelines of the Vanguard funds, and our Investment Stewardship program, click here.

Vanguard’s upcoming proxy vote: This November, shareholders of each of Vanguard’s U.S.-domiciled funds are being asked to elect a board of trustees. Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders are also being asked to vote on several fund policy proposals that will help Vanguard manage the funds more efficiently and effectively. The trustees of the Vanguard funds believe that the policy proposals are in the best interests of all shareholders. Shareholders of several Vanguard funds are also being asked to vote on a proposal submitted by shareholders of those funds that seeks to prescribe specific investment limitations on those funds. Consistent with their regulatory requirements, the Vanguard funds hold shareholder meetings only when shareholder approval is required to move forward with a particular transaction or policy change or, as in this case, when appropriate to address the composition of the board of trustees and make several fund policy changes. The last time the Vanguard funds held a shareholder meeting to elect trustees was in 2009. For more information about Vanguard’s proxy, click here.

Proposal to elect trustees for each fund

(For all shareholders of U.S.-domiciled funds)

Each fund’s board of trustees recommends a vote FOR this proposal.

What is the current composition of the board for each fund?

There are currently ten trustees on the board for each fund. Nine are independent, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

Vanguard’s chief executive officer, F. William McNabb III, serves as chairman of the board and Mark Loughridge serves as lead independent trustee.

Why are fund shareholders being asked to elect trustees?

Obtaining shareholder approval of the full slate of trustee nominees will enable the new nominees (who were not previously elected by shareholders)—Mortimer J. Buckley, Deanna Mulligan, and Sarah Bloom Raskin—to join each fund’s board of trustees. Each fund’s board will then (i) be 100% elected by shareholders and (ii) will have flexibility for future appointments as circumstances warrant.

Shareholders must elect at least one-half of a fund’s board of trustees. In addition, a fund’s board can fill any board vacancies by appointment only if, immediately after the board fills the vacancy, at least two-thirds of the trustees are ones whom shareholders had elected. The ability to appoint is important, because without it the funds would have to hold expensive shareholder meetings for each new trustee each time a vacancy needed to be filled. Given the current composition of the funds’ boards, however, the funds are not able to add new trustees through appointment.

Importantly, a long-serving elected trustee, Rajiv L. Gupta, plans to retire from each fund’s board at the end of December 2017.

Who are the nominees?

Nominees	Principal Occupation(s) and Outside Directorships
Interested Trustees

Mortimer J. Buckley[2]
Born 1969	Mr. Buckley has served as President and Director of The Vanguard Group, Inc.,
Nominee	since July 2017. Prior to this, Mr. Buckley served as Chief Investment Officer of
Vanguard from 2013 to 2017, head of the Retail Investor Group from 2006 to 2012, and Chief Information Officer of Vanguard from 2001 to 2006. He also served as
Chairman of the Board of The Children’s Hospital of Philadelphia from 2011 to 2017.

2 If elected as trustee of the Vanguard funds, Mr. Buckley will be considered an “interested person,” as defined in the Investment Company Act of 1940, of each Vanguard fund because he also holds the position of president of Vanguard.

Nominees	Principal Occupation(s) and Outside Directorships
Interested Trustees (continued)

F. William McNabb III[3]
Born 1957	Mr. McNabb has served as Chairman of the Board of The Vanguard Group, Inc.,
Chairman of the	and of each of the investment companies served by Vanguard, since January 2010;
Board of Trustees	Trustee of each of the investment companies served by Vanguard, since 2009;
Director of Vanguard, since 2008; Chief Executive Officer of Vanguard and Chief
Executive Officer and President of each of the investment companies served by
Vanguard, since 2008; and President of Vanguard from 2008 to 2017. Mr. McNabb also serves as a Director of Vanguard Marketing Corporation. Mr. McNabb served as a Managing Director of Vanguard from 1995 to 2008 and has been a Vanguard funds trustee since July 2009.
Independent Trustees

Emerson U. Fullwood
Born 1948	Mr. Fullwood is the former Executive Chief Staff and Marketing Officer for North
Trustee	America and Corporate Vice President (retired 2008) of Xerox Corporation
(document management products and services). Previous positions held by Mr.
Fullwood at Xerox include President of the Worldwide Channels Group, President of
Latin America, Executive Chief Staff Officer of Developing Markets, and President
of Worldwide Customer Services. Mr. Fullwood is the Executive in Residence and
2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology.
Mr. Fullwood serves as Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); as a Director of the University of Rochester Medical Center,
Monroe Community College Foundation, the United Way of Rochester, North
Carolina A&T University, and Roberts Wesleyan College; and as a Trustee of the
University of Rochester. Mr. Fullwood has been a Vanguard funds trustee since
January 2008.
Amy Gutmann
Born 1949	Dr. Gutmann has served as President of the University of Pennsylvania since 2004.
Trustee	She is the Christopher H. Browne Distinguished Professor of Political Science,
School of Arts and Sciences, and Professor of Communication, Annenberg School
for Communication, with secondary faculty appointments in the Department of
Philosophy, School of Arts and Sciences, and at the Graduate School of Education,
University of Pennsylvania. Dr. Gutmann also serves as a Trustee of the National
Constitution Center. Dr. Gutmann has been a Vanguard funds trustee since
June 2006.
JoAnn Heffernan Heisen
Born 1950	Ms. Heisen is the former Corporate Vice President of Johnson & Johnson
Trustee	(pharmaceuticals/medical devices/consumer products) and a former member of the
Executive Committee (1997–2008). During her tenure at Johnson & Johnson, Ms.
Heisen held multiple roles, including: Chief Global Diversity Officer (retired 2008),
Vice President and Chief Information Officer (1997–2006), Controller (1995–1997),
Treasurer (1991–1995), and Assistant Treasurer (1989–1991). Ms. Heisen serves as a Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson
Foundation and as a member of the Advisory Board of the Institute for Women’s
Leadership at Rutgers University. Ms. Heisen has been a Vanguard funds trustee since July 1998.

3 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds and because of his position at Vanguard.

Nominees	Principal Occupation(s) and Outside Directorships
Independent Trustees (continued)

F. Joseph Loughrey
Born 1949	Mr. Loughrey is the former President and Chief Operating Officer (retired 2009) and
Trustee	Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery).
Mr. Loughrey serves as Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a
Director of the V Foundation for Cancer Research; and as a member of the Advisory
Council for the College of Arts and Letters and Chair of the Advisory Board to the
Kellogg Institute for International Studies, both at the University of Notre Dame.
Mr. Loughrey has been a Vanguard funds trustee since October 2009.
Mark Loughridge
Born 1953	Mr. Loughridge is the former Senior Vice President and Chief Financial Officer
Trustee	(retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s Retirement Plan Committee (2004–2013). Previous
positions held by Mr. Loughridge at IBM include Senior Vice President and General
Manager of Global Financing (2002–2004), Vice President and Controller (1998–
2002), and a variety of management roles. Mr. Loughridge serves as a Director of
The Dow Chemical Company and as a member of the Council on Chicago Booth.
Mr. Loughridge has been a Vanguard funds trustee since March 2012.
Scott C. Malpass
Born 1962	Mr. Malpass has served as Chief Investment Officer since 1989 and Vice President
Trustee	since 1996 at the University of Notre Dame. Mr. Malpass serves as an Assistant
Professor of Finance at the Mendoza College of Business at the University of Notre
Dame and is a member of the Notre Dame 403(b) Investment Committee.
Mr. Malpass also serves as Chairman of the Board of TIFF Advisory Services, Inc.,
and on the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the Board of Superintendence of the Institute for the Works of Religion.
Mr. Malpass has been a Vanguard funds trustee since March 2012.
Deanna Mulligan
Born 1963	Ms. Mulligan has served as Chief Executive Officer since 2011 and President since
Nominee	2010 of The Guardian Life Insurance Company of America.[4] Previous positions held by Ms. Mulligan since joining The Guardian Life Insurance Company of America in
2008 include Chief Operating Officer (2010–2011) and Executive Vice President
of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a Board
Member of The Guardian Life Insurance Company of America, the American Council
of Life Insurers, the Partnership for New York City (business leadership), and the
Committee Encouraging Corporate Philanthropy; as a Trustee of the Economic Club
of New York and the Bruce Museum (arts and science); and as a member of the
Advisory Council for the Stanford Graduate School of Business.

4 Guardian Life provides group insurance and administrative services for employee benefits such as group life, dental, vision, and disability coverage to two advisors, each of which manages one or more of the Vanguard funds. Amounts paid by these advisors to Guardian Life for such insurance and services were less than 0.006% of Guardian Life’s premium revenues in each of 2015 and 2016. Park Avenue Securities (PAS) is an indirect, wholly owned subsidiary of Guardian Life and a dually registered broker-dealer and investment adviser. From time to time, PAS receives payments related to the sale of certain non-Vanguard mutual funds advised by firms that also advise certain Vanguard funds. In 2016, these payments amounted to less than 0.15% of PAS’ revenues and PAS’ earnings comprised less than 1% of Guardian Life’s pre-tax earnings. Deanna Mulligan is not an officer or director of PAS.

Nominees	Principal Occupation(s) and Outside Directorships
Independent Trustees (continued)

André F. Perold
Born 1952	Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the
Trustee	Harvard Business School (retired 2011). Dr. Perold serves as Chief Investment
Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an Overseer of the Museum of Fine Arts Boston.
Dr. Perold has been a Vanguard funds trustee since December 2004.
Sarah Bloom Raskin
Born 1961	Ms. Raskin served as Deputy Secretary of the United States Department of the
Nominee	Treasury (2014–2017), as Governor of the Federal Reserve Board (2010–2014), and
as Commissioner of Financial Regulation of the State of Maryland (2007–2010). Ms.
Raskin also served as a member of the Neighborhood Reinvestment Corporation
Board from 2012 to 2014.
Peter F. Volanakis
Born 1955	Mr. Volanakis is the retired President and Chief Operating Officer (retired 2010) of
Trustee	Corning Incorporated (communications equipment) and a former Director of Corning
Incorporated (2000–2010) and of Dow Corning (2001–2010). Mr. Volanakis served as a Director of SPX Corporation (multi-industry manufacturing) in 2012 and as an
Overseer of the Amos Tuck School of Business Administration at Dartmouth
College from 2001 to 2013. Mr. Volanakis serves as Chairman of the Board of
Trustees of Colby-Sawyer College and is a Member of the Board of Hypertherm Inc.
(industrial cutting systems, software, and consumables). Mr. Volanakis has been a
Vanguard funds trustee since July 2009.

How many of the nominees will be independent trustees if elected?

Ten of the twelve nominees—all but Mr. McNabb and Mr. Buckley—will be independent trustees if elected by shareholders.

How many of the trustee nominees have ownership shares in Vanguard funds?

All the nominees allocate personal assets among the Vanguard funds according to their own investment needs. Each nominee owns more than $100,000 worth of shares of Vanguard funds. As a group, each fund’s nominees own less than 1% of the outstanding shares of that fund.

How are the boards of each Vanguard fund structured?

The Vanguard funds are grouped into 37 separate trusts. Each trust is made up of one or more Vanguard funds (which are sometimes called “series” of the trust). Funds that are part of the same trust elect their trustees jointly.

The same individuals currently serve as trustees for all the Vanguard funds. There are important benefits in having the board of each fund include trustees who serve on the boards of the other Vanguard funds. Service on multiple fund boards gives the trustees greater familiarity with operations that are common to all Vanguard funds. Such service also permits the trustees to address common issues knowledgeably and consistently. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different board of trustees for every Vanguard fund.

Although there are many areas of common interest among the funds, the trustees recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

How long will each trustee serve if elected?

If elected, each trustee will serve until he or she resigns, retires, or is removed from the board as provided in the fund’s governing documents. The trustees believe that, as a general matter, each trustee should retire from the board no later than the end of the year in which the trustee attains age 72. However, the trustees believe that a majority of the independent trustees should be permitted to allow any independent trustee who attains age 72 to continue to serve on the board for a temporary period (not to exceed one year) if exceptional circumstances are present and if a temporary extension of service is determined to be in the best interests of the Vanguard funds.

A trustee may be removed from the board by a shareholder vote representing two-thirds of the total combined net asset value of all fund shares under the same trust. If a nominee is unable to accept election, or subsequently leaves the board before the next election, the board of trustees may, in its discretion, select another person to fill the vacancy.

What are the responsibilities of the board of each fund?

The primary responsibility of the board of trustees of each fund is to oversee the management of the fund for the benefit of shareholders. Each board has a supermajority of independent trustees who are not “interested persons” of the funds. Mr. McNabb and Mr. Buckley would be the only interested trustees on the funds’ boards. The independent trustees bring a broad range of relevant backgrounds, experience, and skills to the boards, particularly in those domains critical to the funds and their shareholders.

In exercising their oversight responsibilities, the trustees focus on matters they determine to be vitally important to fund shareholders. This includes not only the management, performance, and risk management of the funds, but also the approval of arrangements with material service providers (e.g., fund custodians).

The investment acumen, experience, and objective thinking of the independent trustees are invaluable assets for the funds’ shareholders and Vanguard management. Holding management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management more effective in the long run.

Each fund’s board of trustees met seven times during its last fiscal year. No trustee attended fewer than 75% of the total meetings of the board and 75% of the total meetings of the board committees on which he or she serves.

How are trustees selected?

The independent trustees’ nominating committee nominates candidates for election to the board of trustees of each fund. Oversight of the funds and their management by a group of highly qualified trustees is critical to the long-term investment outcomes of our fund investors. To that end, the board has identified a range of capabilities relevant to the funds’ operations that the trustees—in aggregate—must bring to bear as fiduciaries for fund shareholders. The board expects that all trustees will be of the highest integrity, committed to acting solely in fund investors’ best interests, and have a track record of substantial professional accomplishment.

The following table reflects the board’s assessment of each trustee’s background and its relevance to oversight of the funds:

	Executive	Investment	Global	Technology/	Government, Legal
	Leadership	Acumen	Experience	Digital	& Public Policy
Buckley	✓	✓	✓	✓
Fullwood	✓		✓
Gutmann	✓		✓
Heisen	✓		✓
Loughrey	✓		✓	✓	✓
Loughridge	✓		✓	✓
Malpass		✓	✓
McNabb		✓	✓
Mulligan	✓	✓
Perold		✓	✓
Raskin		✓		✓	✓
Volanakis	✓		✓	✓

	Operations	Finance			Academic/
	& Risk Management	& Controls		Marketing	Research/Policy
Buckley	✓			✓
Fullwood	✓			✓
Gutmann					✓
Heisen		✓		✓
Loughrey	✓	✓
Loughridge	✓	✓
Malpass	✓	✓			✓
McNabb	✓			✓
Mulligan	✓			✓
Perold					✓
Raskin		✓
Volanakis	✓	✓

Although each trustee and nominee may not be equally skilled in each area the board deems important, the board believes that a variety of skills and experience—as well as diversity along dimensions such as age, tenure, gender, and ethnicity—will result in a board uniquely suited to serve investors’ long-term interests.

Proposal to approve a manager-of-managers arrangement with third-party investment advisors

(For all shareholders of funds listed here)

Each fund’s board of trustees recommend a vote FOR this proposal.

What are shareholders being asked to approve?

If approved, this proposal would allow 147 U.S.-domiciled Vanguard funds, including all Vanguard-managed index funds and 18 Vanguard-managed active funds, to enter into or materially amend investment advisory agreements with third-party investment advisors without first obtaining additional approval.

(Click here for a list of the affected funds.)

How will the funds and fund shareholders benefit from passage of this proposal?

If approved, this proposal would give the funds flexibility to enter into and materially amend investment advisory contracts without prior shareholder approval, potentially saving shareholders from additional fund expenses and delays associated with obtaining shareholder approval.

Vanguard has over 20 years of experience in identifying, evaluating, and monitoring investment advisors; selecting and refining investment objectives; and evaluating and negotiating low-cost advisory fees. Approval of this proposal would allow the funds to benefit from Vanguard’s expertise in recommending and monitoring the most suitable third-party investment advisors for the funds and negotiating competitive fees with those advisors.

In addition, approval of this proposal would bring consistency to the Vanguard fund complex by allowing all funds to benefit from the existing manager-of-managers arrangement when structuring their advisory arrangements, as several funds currently have this flexibility. Approval of this proposal would also give the Vanguard funds many of the same benefits enjoyed by a wide range of competitors that rely on similar permission to structure their advisory arrangements.

Lastly, having this flexibility would enhance the funds’ business continuity plans by providing an additional option for the funds to continue operating should an event, such as a natural disaster, significantly disrupt Vanguard’s operations.

If approved, what changes will the funds be able to make without prior shareholder approval?

If this proposal is approved, each fund’s board of trustees would be required to approve any new or amended advisory agreements and would continue to provide oversight of the investment advisor selection and engagement process. The trustees would periodically review and consider for renewal all investment advisory agreements with any third-party investment advisors.

Each fund will have the flexibility to enter into and materially amend an investment advisory agreement with a third-party advisor if the fund’s trustees approve the agreement or amendments. Once approved, a fund would be able to make the following changes without prior shareholder approval:

• A fund may reallocate its assets among existing advisors;

• A fund may allocate a portion of its assets to one or more advisors;

• A fund may replace existing advisors with a different advisor;

• A fund may continue an advisory agreement where a change of management control of the advisor would otherwise require shareholder approval.

Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement with a new third-party advisor?

Within 90 days of hiring a new third-party advisor, Vanguard would provide a statement to shareholders containing certain information about the new advisor and the related advisory agreement.

Are there currently any plans to change a fund’s advisory arrangements based on this proposal?

No. Vanguard has not recommended, and no fund’s board of trustees has approved, any changes to a fund’s advisory arrangements in anticipation of receiving approval of this proposal.

What happens if shareholders do not approve this proposal?

If shareholders of a fund do not approve this proposal, then the fund will not be permitted to rely on the existing manager-of-managers arrangement and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a third-party advisor.

Proposal to approve a new manager-of-managers arrangement with wholly owned subsidiaries of Vanguard

(For all shareholders of U.S.-domiciled funds)

Each fund’s board of trustees recommends a vote FOR this proposal.

What are shareholders being asked to approve?

If approved, and pending approval of a U.S. Securities and Exchange Commission (SEC) exemptive application, this proposal would enable all U.S.-domiciled Vanguard funds to enter into or materially amend investment advisory agreements with wholly owned subsidiaries of Vanguard.

How will the funds and fund shareholders benefit from the passing of this proposal?

If approved, this proposal would give the funds flexibility to enter into and materially amend investment advisory contracts with third-party investment advisors and wholly owned subsidiaries of Vanguard without first obtaining additional shareholder approval. This flexibility could potentially save shareholders additional fund expenses and delays associated with obtaining shareholder approval.

Approving this proposal would also allow the funds to leverage certain capabilities of Vanguard’s non-U.S. subsidiaries, which would be particularly valuable for funds that transact in non-U.S. markets. More specifically, funds would benefit from the ability to participate in the new-issue market outside of normal U.S. business hours, leverage relationships with brokers in local markets, and gain access to local issuers through investor calls and in-person meetings.

Lastly, having this flexibility would enhance the funds’ business continuity plans by providing an additional option for the funds to continue operating should an event, such as a natural disaster, significantly disrupt Vanguard’s operations.

How is this proposal different from the proposal seeking approval of the existing manager-of-managers arrangement with third-party investment advisors?

The proposal to approve an existing manager-of-managers arrangement with third-party investment advisors seeks shareholder approval to rely on existing SEC permission that was granted in 1993. It permits funds to enter into and materially amend investment advisory agreements with third-party investment advisors, but it does not extend to agreements with wholly owned subsidiaries of Vanguard. The proposal to approve a new manager-of-managers arrangement with wholly owned subsidiaries of Vanguard would allow the funds to enter into or materially amend investment advisor agreements with both third-party investment advisors and wholly owned subsidiaries of Vanguard, provided that the SEC grants the funds’ application for permission.

Why are shareholders being asked to vote on both manager-of-managers proposals?

Although the SEC has issued a large number of similar manager-of-managers orders, there is no guarantee it will grant the funds’ requested permission. If the SEC denies the funds’ request for a new managers-of-managers arrangement, the funds would not be able to enact the new arrangement even if shareholders approve the manager-of-managers proposal involving wholly owned subsidiaries.

How does the proposal support the best interests of fund shareholders?

If the SEC grants the funds’ requested permission and shareholders approve this proposal, then under the new manager-of-managers arrangement, each fund’s board of trustees would be required to approve any new or amended advisory agreements and would continue to provide oversight of the investment advisor selection and engagement process.

In addition, whenever Vanguard recommends an investment advisory change for a fund involving one of Vanguard’s wholly owned subsidiaries, the board of trustees of the fund must find that such change is in the best interests of the fund and its subsidiaries and does not involve a conflict of interest from which Vanguard or its wholly owned subsidiary derives an inappropriate advantage. Each year, a fund’s board of trustees would review and consider for renewal all investment advisory agreements with any third-party investment advisors.

If approved, what changes will the funds be able to make without prior shareholder approval?

In addition to shareholder approval, the SEC would need to grant Vanguard’s request for permission before the funds could proceed. Assuming both conditions are met, a fund would be able to make the following changes without prior shareholder approval:

• A fund may reallocate its assets among existing advisors, including Vanguard;

• A fund may allocate a portion of its assets to one or more additional advisors, including a wholly owned subsidiary of Vanguard;

• A fund may replace an existing advisor with a different advisor, including a wholly owned subsidiary of Vanguard;

• A fund may continue an advisory agreement when a change of control of the advisor would otherwise require shareholder approval.

Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement?

Within 90 days of hiring a new advisor, the fund must provide to shareholders an information statement, and/or notice of availability of such an information statement on a website, that contains certain information about the new advisor and the related advisory agreement.

Are there currently any plans to change a fund’s advisory arrangements based on this proposal?

No. Vanguard has not recommended, and no fund’s board of trustees has approved, any changes to a fund’s advisory arrangements in anticipation of receiving approval of this proposal.

What happens if shareholders do not approve this proposal?

If shareholders of a fund do not approve the proposal, then the fund will not be permitted to rely on the new manager-of-managers arrangement and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a wholly owned subsidiary of Vanguard.

Proposal to change the funds’ investment objective

(For shareholders of Vanguard REIT Index Fund and the REIT Index Portfolio of Vanguard Variable Insurance Fund)

Each fund’s board of trustees recommends a vote FOR this proposal.

What are shareholders being asked to approve?

This proposal solicits shareholder approval to change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio, as shown here:

Current investment objective Proposed investment objective

The Fund/Portfolio seeks to provide a high The Fund/Portfolio seeks to provide a high level of level of income and moderate long-term capital income and moderate long-term capital appreciation appreciation by tracking the performance of a by tracking the performance of a benchmark index that benchmark index that measures the performance measures the performance of publicly traded equity of publicly traded equity REITs. REITs and other real estate-related investments.

This change in the objective will allow for a change to the benchmark index of the two funds from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. This will result in a corresponding name change for the funds, as shown below.

	Current MSCI	Proposed MSCI	Proposed MSCI
Fund	benchmark	transition benchmark	destination benchmark

Vanguard REIT Index	MSCI US REIT Index	MSCI US Investable	MSCI US Investable
Fund		Market Real Estate	Market Real Estate 25/50
		25/50 Transition Index	Index

Vanguard Variable	MSCI US REIT Index	Not applicable	MSCI US Investable
Insurance Fund REIT			Market Real Estate 25/50
Index Portfolio			Index

Why are these changes being proposed?

In September 2016, several changes were made to the Global Industry Classification Standard (GICS) methodology, an industry-recognized approach to classifying global market sectors, that resulted in the addition of real estate as an 11th GICS sector. This sector now encompasses equity real estate investment trusts (REITs), including certain additional specialized REITs, along with real estate management and development companies.

The changes to the investment objective of the funds are being proposed because they will:

• Align the funds with the updated GICS methodology.

• Broaden the Vanguard funds’ sector lineup for the equities market by allowing the funds to invest not just in equity REITs but also in all real estate-related securities in the sector, which is not currently in our lineup.

• Provide additional investment capacity.

Overall, these changes will align the funds with the newly constituted real estate sector and enable investors in Vanguard’s sector equity index funds to have broader market exposure, effectively increasing the market capitalization of the two funds by approximately 20%. The change will also provide additional investment capacity for the funds, which helps mitigate the impact of limits on how much of any one REIT an investor can own.

If this proposal is approved, the funds will change their benchmark from the MSCI US REIT Index to the MSCI US

Investable Market Real Estate 25/50 Index.

Why is a shareholder vote required to change the investment objective?

To change the benchmark index of the funds and align them with the new real estate sector, shareholders must approve the change to the investment objective to encompass equity REITs and real estate-related securities. This is required because the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio was established as a fundamental investment policy, so it can be changed only with shareholder approval.

Although the funds seek to provide exposure to publicly traded equity REITs, their investment objective does not currently allow for investment in certain specialized REITs and real estate management and development companies.

What are some of the key characteristics of the existing and proposed new benchmark indexes?

Here is a comparison of the two benchmark indexes:

Comparison of the current and proposed benchmarks
(As of June 30, 2017)
		MSCI US Investable Market
	MSCI US REIT Index	Real Estate 25/50 Index
	(Current)	(Proposed)	Difference
Characteristics
Index Market Capitalization (in Billions)	$844.3	$1,034.9	$190.6
Number of Constituents	155	181	26
Dividend Yield	4.02%	3.74%	-0.28
Price/Earnings Ratio	36.3	37.8	1.5
Performance (%)
Year to Date	2.6	5.1	2.5
1 Year	-1.8	1.1	2.9
3 Year	8.2	7.9	-0.3
5 Year	9.4	9.5	0.1
Volatility (%)
1 Year	11.1	10.5	-0.6
3 Year	15.0	13.8	-1.2
5 Year	13.8	12.7	-1.1
Sharpe Ratio
1 Year	-0.17	0.09	0.26
3 Year	0.57	0.60	0.03
5 Year	0.70	0.76	0.06
Number of Companies
Large-Cap	12	15	3
Mid-Cap	21	24	3
Small-Cap	122	142	20
Total	155	181	26
Market Cap (%)
Large-Cap (%)	37.3	41.8	4.5

Mid-Cap (%)	24.7	23.4	-1.3
Small-Cap (%)	38.0	34.8	-3.2
Total	100.0%	100.0%
Median Market Cap (in Billions)	$3.06	$3.04	-$0.02
Turnover (%)	4.32	5.42	1.1

			MSCI US Investable Market
	MSCI US REIT Index		Real Estate 25/50 Index
	(Current)			(Proposed)

		Index		Index
Industry Breakdown	Holdings	Weight	Holdings	Weight
Specialized REITs	17	17.3%	29	29.1%
Retail REITs	30	19.0%	30	15.5%
Residential REITs	18	16.6%	17	13.7%
Office REITs	23	13.3%	23	10.8%
Health Care REITs	17	13.0%	18	10.6%
Diversified REITs	22	7.5%	21	6.1%
Industrial REITs	9	7.0%	9	5.7%
Hotel & Resort REITs	19	6.3%	19	5.2%
Real Estate Services	0	0.0%	7	2.3%
Real Estate Development	0	0.0%	2	0.5%
Diversified Real Estate Activities	0	0.0%	4	0.3%
Real Estate Operating Companies	0	0.0%	2	0.2%
Total	155	100.0%	181	100.0%

		Index		Index
Top 20 Holdings	Security	Weight	Security	Weight
	Simon Property Group	6.1%	American Tower	5.5%
	Equinix	3.9%	Simon Property Group	5.0%
	Public Storage	3.9%	Crown Castle Intl. Corp.	3.5%
	Prologis	3.7%	Equinix	3.2%
	Welltower Inc.	3.2%	Public Storage	3.1%
	Avalonbay Communities	3.1%	Prologis	3.0%
	Ventas	2.9%	Welltower Inc.	2.6%
	Equity Residential	2.9%	Avalonbay Communities	2.6%
	Boston Properties	2.2%	Weyerhaeuser Co.	2.4%
	Digital Realty	2.1%	Ventas	2.4%
	Essex Property Trust	2.0%	Equity Residential	2.3%
	Vornado Realty Trust	1.9%	Boston Properties	1.8%
	HCP	1.8%	Digital Realty Trust	1.7%
	GGP	1.7%	Essex Property Trust	1.6%
	Realty Income Corp	1.7%	SBA Communications A	1.6%
	Host Hotels & Resorts	1.6%	Vornado Realty Trust	1.5%
	Mid-America Apartment	1.4%	HCP	1.4%
	Alexandria Real Estate	1.3%	GGP	1.4%
	SL Green Realty Corp.	1.3%	Realty Income Corp.	1.4%
	UDR	1.2%	Host Hotels & Resorts	1.3%

Source: MSCI.

Will changing the benchmark index require the funds to change their names?

Yes, because the funds currently invest exclusively in U.S. publicly traded equity REITs. The proposed benchmark index includes additional specialized REITs (a type of equity REIT) and real estate management and development companies. Therefore, changing each fund’s name more accurately reflects the securities in which each one seeks to invest.

Current names	Future names
Vanguard REIT Index Fund	Vanguard Real Estate Index Fund
Vanguard Variable Insurance Fund	Vanguard Variable Insurance Fund
REIT Index Portfolio	Real Estate Index Portfolio

Why will the REIT Index Fund be using a transition index?

The use of a transition index is expected to reduce the transaction costs associated with trading large amounts of securities in a short period. Accordingly, the REIT Index Fund’s board of trustees has determined the use of a transition index to be in the best interests of shareholders.

During the six-month transition, the REIT Index Fund will sell positions in its current holdings while proportionally adding exposure to additional specialized REITs and real estate management and development companies based on each security’s weight in the index. To reduce transaction costs, the REIT Index Fund will seek to track a transition index, the MSCI US Investable Market Real Estate 25/50 Transition Index, for the duration of the transition. The transaction costs for the REIT Index Fund’s transition are expected to be moderate. SEC filings will be made when the REIT Index Fund begins tracking the transition index and again at the conclusion of the transition, at which time the fund will begin to track the MSCI US Investable Market Real Estate 25/50 Index.

When do you expect the REIT Index Fund’s transition to the new index to start?

The REIT Index Fund’s transition to the new benchmark index is contingent upon obtaining shareholder approval of the new investment objective. If shareholders approve the change, then the transition is expected to begin in early 2018. To protect the REIT Index Fund and its investors and to diminish the ability of other investors to trade “in front” of the REIT Index Fund, more specific information regarding the timing of the transition will not be publicly provided.

When do you expect the REIT Index Fund’s transition to the new index to be completed?

Because of the REIT Index Fund’s size and the degree of trading required, the transition is expected to occur over a six-month period. The transition index will be used to minimize transaction costs.

Will a transition index be used for Vanguard Variable Insurance Fund REIT Index Portfolio?

No, the REIT Index Portfolio will not require a transition index because the portfolio is small enough to allow for a transition to the new benchmark index in a shorter time. Because the portfolio is smaller, the transition to the new index will not result in the same level of costs that are associated with transitioning a larger fund, like the REIT Index Fund, to a new index.

Will the benchmark index change result in expense ratio changes for the funds?

No, the benchmark index change is not expected to result in a change to the expense ratio for Vanguard REIT Index Fund or Vanguard Variable Insurance Fund REIT Index Portfolio.

Will the benchmark index changes trigger capital gains distributions for the funds?

Capital gains distributions are not expected to occur as a result of the benchmark changes. However, actual costs depend on multiple variables, most importantly market conditions at the time of each transition.

Will tracking the broader benchmark indexes lead to better performance for the funds?

This change is not intended to improve or “chase” returns. The new benchmark index will provide broader real estate exposure for investors in the funds. We are continually focused on the long term, and we believe that over time, investors will benefit from broader real estate exposure. In addition, the new benchmark index will provide broader real estate exposure for investors who use our sector lineup for portfolio construction.

Do you expect the benchmark index change to result in higher tracking error for the REIT Index Fund?

During the six-month trading/transition period, the REIT Index Fund will sample and replicate the transition benchmark. As a result, the fund is expected to temporarily incur a slightly higher tracking error. After the transition, the tracking error is expected to narrow.

Proposal to reclassify the diversification status to nondiversified

(For shareholders of Vanguard REIT Index Fund)

The fund’s board of trustees recommends a vote FOR this proposal.

Why is the REIT Index Fund proposing to change its diversification status?

Changing the diversification status of the REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940 (the “1940 Act”), is being proposed to provide additional flexibility to the fund to track its benchmark index, as such tracking can be more challenging for a diversified fund investing in a specific industry sector. By moving to a nondiversified status, the REIT Index Fund will be able to own securities in its index in the appropriate weight as the fund continues to grow. Changing the diversification status of the REIT Index Fund will also align the fund with the diversification status of Vanguard’s other sector equity index funds.

What does “diversified” mean, as defined by the 1940 Act?

Under the 1940 Act, a mutual fund is designated as diversified or nondiversified, depending in part on its ownership of the issuers in which the fund invests. A “diversified” mutual fund must abide by certain rules that limit aggregate ownership of securities in the fund’s investment portfolio. For example, diversified funds are limited in their ability to own more than 10% of the voting stock of single issuers. Some industry sectors, such as the REIT market, are more concentrated than others and therefore can present challenges for large diversified funds seeking to invest in securities in such sectors.

If the proposal is approved, additional disclosure related to nondiversification risk will be required in the prospectus, but the day-to-day management of the REIT Index Fund will remain the same.

The REIT Index Fund must continue to comply with Internal Revenue Code asset diversification requirements.

Shareholders of the REIT Index Fund approved changing the fund’s diversification status to nondiversified in 2002. Why is shareholder approval required again?

The REIT Index Fund operated as a diversified fund for three consecutive years after the 2002 shareholder approval, meaning it did not hold more than 10% of the voting stock of a single issuer or otherwise operate as nondiversified. Under the 1940 Act, the REIT Index Fund was then automatically reclassified as diversified; that change did not require shareholder approval. However, the 1940 Act does require that shareholder approval must be obtained for the REIT Index Fund to change its status from diversified to nondiversified.

Will the REIT Index Fund’s principal risks change if the fund becomes nondiversified?

The REIT Index Fund will continue to invest in securities represented in its benchmark index and will operate as a nondiversified fund only as necessary to track its benchmark index. In such a case, the REIT Index Fund’s risk profile may increase, because a nondiversified fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own more of an issuer’s voting stock than a diversified fund.

Are other Vanguard funds nondiversified?

Yes, currently 27 Vanguard funds have a nondiversified status, including all Vanguard sector equity index funds.

Proposal to adopt the Funds’ Service Agreement

(For shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund)

Each fund’s board of trustees recommends a vote FOR this proposal.

What is the Funds’ Service Agreement (FSA)?

All publicly available Vanguard funds, except for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund, operate under an “internalized” management structure in accordance with exemptive orders issued by the SEC and with a service agreement among all the other funds and Vanguard. The FSA sets the terms under which the Vanguard funds capitalize, operate, and share the expenses of Vanguard. Under the FSA, Vanguard and its affiliates provide corporate management, administrative, transfer agency, distribution, and investment advisory services to the funds based on Vanguard’s cost of operations.

Why has the board decided to approve the adoption of the FSA by the two institutional funds?

The board’s decision was based on the best interests of shareholders of both funds and the benefits that shareholders are expected to derive from each of the funds’ becoming a party to the FSA. Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund are the only publicly offered Vanguard mutual funds that are not parties to the FSA. Harmonizing the funds’ advisory and distribution arrangements offers the potential for lower costs, broader access to lower-cost share classes, and operational effectiveness for institutional fund shareholders.

In addition, each Vanguard fund that is currently a party to the FSA might benefit from long-term shared economies of scale by bringing in the assets of the institutional funds and spreading Vanguard’s cost allocation methodology over those funds along with the existing member funds.

What is the impact on the institutional funds if shareholders approve adopting the FSA?

If shareholders approve the institutional funds’ adoption of the FSA, Institutional class shareholders of both funds are expected to see immediate expense ratio reductions as outlined below:

Institutional Index Fund and Institutional Total Stock Market Index Fund

Share class	Current expense ratio	Proposed expense ratio
Institutional	0.040%	0.035%
Institutional Plus	0.020%	0.020%

In addition, by combining the assets of the institutional funds along with those of all other publicly available Vanguard mutual funds and by sharing in the economies of scale that derive from the growth of the Vanguard fund complex, the institutional funds could potentially see additional expense ratio reductions in the future.

Will the institutional funds’ minimum initial investments change if shareholders approve the funds’ adoption of the FSA?

Yes. If shareholders approve the institutional funds’ adoption of the FSA, shareholders of the institutional funds could see immediate broader access to lower-cost share classes through the proposed reduction of minimum initial investments as outlined below:

Institutional Index Fund
Share class	Current minimum	Proposed minimum
Institutional	$5 million	$5 million
Institutional Plus	$200 million	$100 million

Institutional Total Stock Market Index Fund
Share class	Current minimum	Proposed minimum
Institutional	$100 million	$5 million
Institutional Plus	$200 million	$100 million

What are the differences between the institutional funds’ advisory/distribution arrangements and those in the FSA?

The FSA describes the terms under which almost all of Vanguard’s U.S.-domiciled funds capitalize, operate, and share the expenses of Vanguard. Under the FSA, Vanguard and Vanguard Marketing Corporation provide investment advisory and distribution services based on Vanguard’s cost of operations.

The institutional funds are the only publicly available U.S.-domiciled Vanguard funds that are not a party to the FSA. Rather, they receive services pursuant to two separate agreements in which they pay a set fee for those services.

If shareholders agree to authorizing the institutional funds to adopt the FSA as outlined above, the institutional funds’ shareholders will be agreeing to their funds operating under the terms in which all other publicly available Vanguard funds capitalize, operate, and share the expenses of Vanguard as set forth by the FSA. Under the FSA, the institutional funds would become owners of Vanguard by making a capital contribution to Vanguard, which may be adjusted from time to time, and they may be called upon to invest up to 0.40% of their net assets in Vanguard. Based on net assets as of May 31, 2017, each institutional fund’s investment in Vanguard would be less than 0.01% of its net assets. The institutional funds’ expenses will be based on their respective allocated portions of Vanguard’s expenses, similar to the other Vanguard funds.

Are the institutional funds similar to Vanguard 500 Index Fund and Vanguard Total Stock Market Index Fund?

Yes, the institutional funds are similar to these funds in that they track the same market segments and indexes. When Vanguard Institutional Index Fund was launched in 1990 and Vanguard Institutional Total Stock Market Index Fund in 2001, they were launched outside of the FSA’s internalized management structure, because doing so was necessary at that time to provide competitive pricing for institutional investors.

Upon adoption of the FSA, will historical performance of the institutional funds still be available?

Yes, historical performance of the institutional funds will be unaffected by adoption of the FSA.

Shareholder proposal: Genocide-free investing

(For shareholders of certain funds listed here)

Each fund’s board of trustees recommends a vote AGAINST this proposal.

Why are we including this shareholder proposal?

A shareholder can submit a proposal for inclusion in a fund’s proxy statement, as long as the shareholder meets certain eligibility and procedural requirements outlined by federal securities laws. Certain Vanguard fund shareholders have complied with these requirements, so we are including their proposal.

What is the shareholder proposal?

As submitted by shareholders of certain funds, without modification, the proposal requested that the board of trustees of the Vanguard funds listed here institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

What is Vanguard’s position on this issue?

The board’s statement of opposition is as follows:

The trustees of the funds recommend that you vote against this proposal. While the humanitarian issues on which this proposal is ultimately focused are of consequence and deep concern, meaningful, long-term solutions to these issues require diplomatic and political resources to come together to implement change. Importantly, your funds are compliant with all applicable U.S. laws on this matter. In addition, the proposal would interfere with the advisors’ fiduciary duty to manage your funds in line with their investment objectives and strategies. Finally, we believe that the divestment contemplated by the proposal would be an ineffective means to implement the social change it seeks.

Vanguard is fully compliant with all applicable U.S. laws and regulations.

The United States government, through its policymakers, has established a clear legal framework wherein investments in companies that are owned or controlled by the government of Sudan, among other countries, are prohibited. The proposal does not take into account that the funds are compliant with these laws.

As an investment firm with a very large client base, Vanguard is periodically asked by clients to modify our investments for a variety of reasons—from environmental and social issues to humanitarian and political concerns. We simply cannot manage the funds in an effective manner that would address all of these issues as well as, or better than, policymakers while fulfilling our fiduciary obligation to shareholders.

The addition of further investment constraints is not in fund shareholders’ best interests.

Placing additional and specifically prescriptive constraints on a portfolio manager’s investable universe, based on factors unrelated to a fund’s stated investment objective and/or investment strategies, could interfere with the fund’s obligation to its investors. Each of the Vanguard funds is required to invest shareholders’ assets pursuant to a given fund’s stated objective. In the case of actively managed funds, which seek to provide varying degrees of current income and/or long-term capital appreciation, they are managed in adherence to tightly prescribed parameters related to the geography, size, sector and/or style (for example, growth versus value) of the companies in which they invest. Constraints imposed by third parties could impair the ability of portfolio managers to provide fund shareholders investment returns that are competitive with similar funds. Index funds typically seek to track the performance of a benchmark index that represents either the broad market or a subset of the market based on geography, size, sector and/or style. As such, limiting a fund’s ability to invest in all of the constituent companies in its benchmark index could introduce deviation (that is, tracking error) between the fund’s performance and that of its benchmark index, which would be detrimental to the fund’s shareholders.

Divestment is an ineffective means to implement social change.

The trustees believe that divestment—especially in cases where a company bears no direct relation to the issue at hand—is a particularly ineffective remedy. Selling a company’s shares into the secondary market (that is, not back to the subject company itself) has no direct impact on the company’s capitalization, and it simply puts the shares into the hands of another owner (one perhaps with less concern for the underlying issues). Additionally, as investors in publicly traded companies, the funds are not well poised to influence matters that extend well beyond the operations of their portfolio companies. While we understand the concerns of shareholders who have submitted the proposal, we believe that ending genocide requires diplomatic and political solutions.

Funds and their relevant proposals

Proposal key

1.	Elect trustees
2.	Approve a manager-of-managers arrangement with third-party investment advisors
3.	Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard
4.	Change the investment objective of Vanguard REIT Index Fund and the REIT Index Portfolio of the Vanguard

  Variable Insurance Fund
  Reclassify the diversification status of the REIT Index Fund to nondiversified
  Adopt the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total
  Stock Market Index Fund
  Shareholder proposal: Genocide-free investing

Vanguard Fund Name	1	2	3	4	5	6	7
500 Index Fund	X	X	X	X
Alternative Strategies Fund	X	X
Balanced Index Fund	X	X	X
California Intermediate-Term Tax-Exempt Fund	X	X	X
California Long-Term Tax-Exempt Fund	X	X	X
California Municipal Money Market Fund	X	X	X
Capital Opportunity Fund	X	X	X
Capital Value Fund	X	X
Consumer Discretionary Index Fund	X	X	X
Consumer Staples Index Fund	X	X	X
Convertible Securities Fund	X	X
Core Bond Fund	X	X
Developed Markets Index Fund	X	X	X	X
Diversified Equity Fund	X	X	X
Dividend Appreciation Index Fund	X	X	X	X
Dividend Growth Fund	X	X
Emerging Markets Bond Fund	X	X
Emerging Markets Government Bond Index Fund	X	X	X
Emerging Markets Select Stock Fund	X	X
Emerging Markets Stock Index Fund	X	X	X	X
Energy Fund	X	X	X
Energy Index Fund	X	X	X	X
Equity Income Fund	X	X	X
European Stock Index Fund	X	X	X	X
Explorer FundTM	X	X
Explorer Value Fund	X	X
Extended Duration Treasury Index Fund	X	X	X
Extended Market Index Fund	X	X	X	X
Federal Money Market Fund	X	X	X
Financials Index Fund	X	X	X
FTSE All-World ex-US Index Fund	X	X	X	X
FTSE All-World ex-US Small-Cap Index Fund	X	X	X
FTSE Social Index Fund	X	X	X	X
Global Equity Fund	X	X
Global ex-U.S. Real Estate Index Fund	X	X	X
Global Minimum Volatility Fund	X	X
GNMA Fund	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Growth and Income Fund	X	X
Growth Index Fund	X	X	X	X
Health Care Fund	X	X	X
Health Care Index Fund	X	X	X
High Dividend Yield Index Fund	X	X	X
High-Yield Corporate Fund	X	X
High-Yield Tax-Exempt Fund	X	X	X
Industrials Index Fund	X	X	X
Inflation-Protected Securities Fund	X	X	X	X
Information Technology Index Fund	X	X	X
Institutional Index Fund	X	X	X	X	X
Institutional Intermediate-Term Bond Fund	X	X	X
Institutional Short-Term Bond Fund	X	X	X
Institutional Target Retirement 2015 Fund	X	X	X
Institutional Target Retirement 2020 Fund	X	X	X
Institutional Target Retirement 2025 Fund	X	X	X
Institutional Target Retirement 2030 Fund	X	X	X
Institutional Target Retirement 2035 Fund	X	X	X
Institutional Target Retirement 2040 Fund	X	X	X
Institutional Target Retirement 2045 Fund	X	X	X
Institutional Target Retirement 2050 Fund	X	X	X
Institutional Target Retirement 2055 Fund	X	X	X
Institutional Target Retirement 2060 Fund	X	X	X
Institutional Target Retirement 2065 Fund	X	X
Institutional Target Retirement Income Fund	X	X	X
Institutional Total Stock Market Index Fund	X	X	X	X
Intermediate-Term Bond Index Fund	X	X	X	X
Intermediate-Term Corporate Bond Index Fund	X	X	X
Intermediate-Term Government Bond Index Fund	X	X	X
Intermediate-Term Investment-Grade Fund	X	X	X
Intermediate-Term Tax-Exempt Fund	X	X	X
Intermediate-Term Treasury Fund	X	X	X	X
International Dividend Appreciation Index Fund	X	X	X
International Explorer Fund	X	X	X
International Growth Fund	X	X	X
International High Dividend Yield Index Fund	X	X	X
International Value Fund	X	X	X
Large-Cap Index Fund	X	X	X
LifeStrategy Conservative Growth Fund	X	X	X
LifeStrategy Growth Fund	X	X	X
LifeStrategy Income Fund	X	X	X
LifeStrategy Moderate Growth Fund	X	X	X	X
Limited-Term Tax-Exempt Fund	X	X	X
Long-Term Bond Index Fund	X	X	X
Long-Term Corporate Bond Index Fund	X	X	X
Long-Term Government Bond Index Fund	X	X	X
Long-Term Investment-Grade Fund	X	X
Long-Term Tax-Exempt Fund	X	X	X
Long-Term Treasury Fund	X	X	X	X
Managed Payout Fund	X	X	X
Market Liquidity Fund	X	X
Market Neutral Fund	X	X
Massachusetts Tax-Exempt Fund	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Materials Index Fund	X	X	X
Mega Cap Growth Index Fund	X	X	X
Mega Cap Index Fund	X	X	X
Mega Cap Value Index Fund	X	X	X
Mid-Cap Growth Fund	X	X
Mid-Cap Growth Index Fund	X	X	X
Mid-Cap Index Fund	X	X	X	X
Mid-Cap Value Index Fund	X	X	X	X
Morgan Growth FundTM	X	X	X
Mortgage-Backed Securities Index Fund	X	X	X
Municipal Cash Management Fund	X	X
Municipal Money Market Fund	X	X	X	X
New Jersey Long-Term Tax-Exempt Fund	X	X	X
New Jersey Municipal Money Market Fund	X	X	X
New York Long-Term Tax-Exempt Fund	X	X	X
New York Municipal Money Market Fund	X	X	X
Ohio Long-Term Tax-Exempt Fund	X	X	X
Pacific Stock Index Fund	X	X	X	X
Pennsylvania Long-Term Tax-Exempt Fund	X	X	X
Pennsylvania Municipal Money Market Fund	X	X	X
Precious Metals and Mining Fund	X	X	X
Prime Money Market Fund	X	X	X	X
PRIMECAP Core Fund	X	X
PRIMECAP Fund	X	X
REIT Index Fund	X	X	X	X	X	X
Russell 1000 Growth Index Fund	X	X	X
Russell 1000 Index Fund	X	X	X
Russell 1000 Value Index Fund	X	X	X
Russell 2000 Growth Index Fund	X	X	X
Russell 2000 Index Fund	X	X	X
Russell 2000 Value Index Fund	X	X	X
Russell 3000 Index Fund	X	X	X
S&P 500 Growth Index Fund	X	X	X
S&P 500 Value Index Fund	X	X	X
S&P Mid-Cap 400 Growth Index Fund	X	X	X
S&P Mid-Cap 400 Index Fund	X	X	X
S&P Mid-Cap 400 Value Index Fund	X	X	X
S&P Small-Cap 600 Growth Index Fund	X	X	X
S&P Small-Cap 600 Index Fund	X	X	X
S&P Small-Cap 600 Value Index Fund	X	X	X
Selected Value Fund	X	X
Short-Term Bond Index Fund	X	X	X	X
Short-Term Corporate Bond Index Fund	X	X	X
Short-Term Federal Fund	X	X	X
Short-Term Government Bond Index Fund	X	X	X
Short-Term Inflation-Protected Securities Index Fund	X	X	X
Short-Term Investment-Grade Fund	X	X	X
Short-Term Tax-Exempt Fund	X	X	X	X
Short-Term Treasury Fund	X	X	X	X
Small-Cap Growth Index Fund	X	X	X	X
Small-Cap Index Fund	X	X	X	X
Small-Cap Value Index Fund	X	X	X	X
STAR Fund®	X	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Strategic Equity Fund	X	X	X
Strategic Small-Cap Equity Fund	X	X	X
Target Retirement 2015 Fund	X	X	X
Target Retirement 2020 Fund	X	X	X
Target Retirement 2025 Fund	X	X	X
Target Retirement 2030 Fund	X	X	X
Target Retirement 2035 Fund	X	X	X
Target Retirement 2040 Fund	X	X	X
Target Retirement 2045 Fund	X	X	X
Target Retirement 2050 Fund	X	X	X
Target Retirement 2055 Fund	X	X	X
Target Retirement 2060 Fund	X	X	X
Target Retirement 2065 Fund	X		X
Target Retirement Income Fund	X	X	X
Tax-Exempt Bond Index Fund	X	X	X
Tax-Managed Balanced Fund	X	X	X
Tax-Managed Capital Appreciation Fund	X	X	X
Tax-Managed Small-Cap Fund	X	X	X				X
Telecommunication Services Index Fund	X	X	X
Total Bond Market Index Fund	X	X	X				X
Total Bond Market II Index Fund	X	X	X
Total International Bond Index Fund	X	X	X
Total International Stock Index Fund	X	X	X				X
Total Stock Market Index Fund	X	X	X				X
Total World Stock Index Fund	X	X	X
Treasury Money Market Fund	X	X	X
U.S. Growth Fund	X		X
U.S. Value Fund	X		X
Ultra-Short-Term Bond Fund	X		X
Utilities Index Fund	X	X	X
Value Index Fund	X	X	X				X
Variable Insurance Fund - Balanced Portfolio	X		X				X
Variable Insurance Fund - Capital Growth Portfolio	X		X
Variable Insurance Fund - Conservative Allocation Portfolio	X	X	X
Variable Insurance Fund - Diversified Value Portfolio	X		X
Variable Insurance Fund - Equity Income Portfolio	X		X
Variable Insurance Fund - Equity Index Portfolio	X	X	X
Variable Insurance Fund - Growth Portfolio	X		X
Variable Insurance Fund - High Yield Bond Portfolio	X		X
Variable Insurance Fund - International Portfolio	X		X
Variable Insurance Fund - Mid-Cap Index Portfolio	X	X	X
Variable Insurance Fund - Moderate Allocation Portfolio	X	X	X
Variable Insurance Fund - Money Market Portfolio	X	X	X
Variable Insurance Fund - REIT Index Portfolio	X	X	X	X
Variable Insurance Fund - Short-Term Investment-Grade Portfolio	X	X	X
Variable Insurance Fund - Small Company Growth Portfolio	X		X
Variable Insurance Fund - Total Bond Market Index Portfolio	X	X	X
Variable Insurance Fund - Total Stock Market Index Portfolio	X	X	X
Wellesley Income Fund	X		X
Wellington FundTM	X		X				X
Windsor FundTM	X		X				X
Windsor II FundTM	X		X				X

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGrawHill Companies, Inc. (“S&P”) and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

All investing is subject to risk, including the possible loss of money you invest.

Funds that concentrate on a relatively narrow market sector face the risk of higher shareprice volatility.

© 1995–2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

Vanguard REIT Index Fund

Proposed benchmark change offers enhanced diversification

As part of our proxy campaign, Vanguard REIT Index Fund is seeking shareholder approval to broaden its investment objective to allow for the inclusion of real estate-related investments in addition to real estate investment trusts (REITs). The goal is to better align the fund with the newly constituted Global Industry Classification Standard real estate sector, create greater investment capacity for the fund, and provide broader exposure to the real estate market.

If approved, the fund will seek to track the MSCI US Investable Market Real Estate 25/50 Index instead of the MSCI US REIT Index. The table below provides a comparison of the current and proposed benchmark indexes.

Benchmark comparisons (as of June 30, 2017)
		MSCI US Investable Market
	MSCI US REIT Index	Real Estate 25/50 Index
	(current)	(proposed)	Difference
Characteristics
Index market cap (B)	$844.3	$1,034.9	$190.6
Number of constituents	155	181	26
Dividend yield	4.02%	3.74%	–0.28%
P/E	36.3	37.8	1.5
Performance (%)
YTD	2.6	5.1	2.5
1 year	–1.8	1.1	2.9
3 years	8.2	7.9	–0.3
5 years	9.4	9.5	0.1
Volatility (%)
1 year	11.1	10.5	–0.6
3 years	15.0	13.8	–1.2
5 years	13.8	12.7	–1.1
Sharpe ratio
1 year	–0.17	0.09	0.26
3 years	0.57	0.60	0.03
5 years	0.70	0.76	0.06
Number of names
Large cap	12	15	3
Mid cap	21	24	3
Small cap	122	142	20
Total	155	181	26
% of market cap
Large cap	37.3	41.8	4.5
Mid cap	24.7	23.4	–1.3
Small cap	38.0	34.8	–3.2
Total	100.0	100.0
Median market cap (B)	$3.06	$3.04	–$0.02
Turnover (%)	4.32	5.42	1.10

Past performance is no guarantee of future returns. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

		MSCI US REIT Index (current)		MSCI US Investable Market Real Estate 25/50 Index (proposed)

Industry breakdown	Holdings	Index weight (%)	Holdings	Index weight (%)
Specialized REITs	17	17.3	29	29.1
Retail REITs	30	19.0	30	15.5
Residential REITs	18	16.6	17	13.7
Office REITs	23	13.3	23	10.8
Health care REITs	17	13.0	18	10.6
Diversified REITs	22	7.5	21	6.1
Industrial REITs	9	7.0	9	5.7
Hotel & resort REITs	19	6.3	19	5.2
Real estate services	0	0.0	7	2.3
Real estate development	0	0.0	2	0.5
Diversified real estate activities	0	0.0	4	0.3
Real estate operating companies	0	0.0	2	0.2
Total	155	100.0	181	100.0

Top 10 holdings
		MSCI US Investable Market Real Estate 25/50 Index (proposed)
MSCI US REIT Index (current)

Security	Index weight %	Security	Index weight %
Simon Property Group	6.1	American Tower	5.5
Equinix	3.9	Simon Property Group	5.0
Public Storage	3.9	Crown Castle International	3.5
Prologis	3.7	Equinix	3.2
Welltower	3.2	Public Storage	3.1
AvalonBay Communities	3.1	Prologis	3.0
Ventas	2.9	Welltower	2.6
Equity Residential	2.9	AvalonBay Communities	2.6
Boston Properties	2.2	Weyerhaeuser	2.4
Digital Realty Trust	2.1	Ventas	2.4
		Source: MSCI, as of June 30, 2017.

Connect with Vanguard® > 800-997-2798

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus.
Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investments are subject to risk, including the possible loss of the money you invest.

FOR FINANCIAL ADVISORS AND INSTITUTIONS ONLY. NOT FOR PUBLIC DISTRIBUTION.

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Vanguard Financial
Advisor Services™

P .O. Box 2900
Valley Forge, PA 19482-2900

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FAPRXRB 082017

Vanguard Specific - Computershare Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
INTRO
If yes, confirm SH identity
My name is < First Name, Last name > and I am calling on a recorded line, from Computershare, regarding your investment in the < Vanguard Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you <via email, if e-delivery> regarding the upcoming shareholder meeting and at this time we have not received your vote. Would you like to vote along with the recommendations of management?
If asked for Managements Recommendation: See appropriate briefly box.
If yes / If vote direction is given
If No / SH Declines to Vote
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of management?
Vote direction is given
SH Declines to Vote after rebuttals
DUPES
If Households for same SH:
I see you have additional investments with Vanguard Funds. Would you like to vote the same way on those investments?
WHO'S CALLING
Who's Calling? (prior to confirming SH)
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for Vanguard Funds.
Is < SH Full Name > available?
If yes
If a third party needs more info
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
Note: Look for other shareholders / JT TEN
If no
Is there a better time to reach them?
< If appropriate >
We can be reached at < VG Toll Free Number > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
CONFIRMATION
Thank you. I'm recording a vote:
- along with Management's Recommendations (BOARD BUTTON)
- against Management's recommendations
- FOR/AGAINST/ABSTAIN on all proposals
OR – specify individual proposal direction for a Mixed vote
on your Vanguard investment(s) and will send a printed confirmation <for each> to < Registration Street Address >. For confirmation purposes, may I have your city, state and zip code?
< Note: if the SH declines, we can accept the vote with the correct zip or city >
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Revised August 23, 2017

Vanguard Specific - Computershare Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Personal Investments

Revised August 23, 2017

Vanguard Specific - Computershare Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is <First Name, Last name> and I am calling on a recorded line, from Computershare, regarding the investment in the < Vanguard Specific Fund Name > **registered to *< Company Name >*.** I am trying to reach the person that handles proxy voting.

Ex:

VFW POST 2454
123 MAIN ST.

Ex:

BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is <First Name, Last name> and I am calling on a recorded line, from Computershare, regarding the investment in the < Vanguard Specific Fund Name > **registered to *< Company Name > < 401 K / Pension Plan >* for which you are listed as *< Trustee / Contact Person >*.** am trying to reach the person that handles proxy voting.

Ex:

ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:

S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My name is <First Name, Last name> and I am calling on a recorded line, from Computershare, regarding the investment in the < Vanguard Specific Fund Name >. The registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:

STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is <First Name, Last name> and I am calling on a recorded line, from Computershare, regarding the investment in the < Vanguard Specific Fund Name > **registered to *< Company Name / SH Full Name >*. Materials were sent to *< C/O Name >* at *< Registration Street Address >*.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:

COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:

ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
Would you like to vote along with the recommendations of management?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

Revised August 23, 2017

Vanguard Computershare Proxy Rebuttals
Why are you calling me?

Vanguard Funds has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back. The fund would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. Would you like to vote along with the recommendations of management?

I’m not interested / I don’t want to vote / I don’t have enough shares.

Every vote is important and helps bring the funds a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you like to vote along with the recommendations of management?

I don’t know how to vote.	Management is recommending shareholders vote < Vote Recommended >. I’d be happy to go over the proposals and answer any questions you may have.
My spouse takes care of this.

I understand. Are you authorizing your < husband / wife / spouse > to vote on your behalf?

(If yes): Are they available to speak with me?

(If spouse is unavailable): Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

(If spouse is not authorized): Your vote is very important to the fund. As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

My broker takes care of this.	I understand that your Broker may help you choose your investments, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish.
I don’t have time right now.

I understand, however your vote is very important and voting now will only take a brief moment of your time. Management would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. Would you like to vote along with the recommendations of management?

I’ll vote later / I’ll vote via mail, online, etc.

I understand. The fund has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. Would you like to vote along with the recommendations of management?

Vanguard CFS Rebuttals – Voting Campaigns	p. 1 of 2

I sold my shares / I no longer own those shares.

I understand. However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you like to vote along with the recommendations of management?

I’ve never received a call like this before.	This has become a standard in the industry and the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. Would you like to vote along with the recommendations of management?
Is there strong opposition to the Board’s recommendation?	I do not have that information. We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone. Would you like to vote along with the recommendations of management?
How many votes do you still need?	I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of management?
I don't accept these types of calls / Do Not Call Me / Add Me to Your DNC List.

I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in Vanguard Funds and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.

I already voted.

NO votes recorded in Proxy:
Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote?

SOME BUT NOT ALL investments are voted:
- Ask for the vote on the investments that are NOT voted using the call flow.
- Disposition the investments that are not voted as appropriate to the call.
- Do NOT disposition the investments that are already voted.

Vanguard CFS Rebuttals – Voting Campaigns	p. 2 of 2

Vanguard (29085) – updated 8-17-17	Inbound #:	MAIN: 1-866-963-5746 BEN: 1-888-916-1752

Vanguard Funds

(List of Funds at the end of the briefly)

Meeting Date & Time:	Wednesday, November 15, 2017, @ 8:00 a.m., (Arizona time)
DoubleTree Paradise Valley Scottsdale,
Meeting Place:	5401 N. Scottsdale Rd.,
Scottsdale, Arizona 85250
Record Date:	August 16, 2017
Mail Date:	On or about August 17, 2017

LED Display: "VG MAIN, OB VG BEN, or VG WT"
Proxy01 Database Names: 1. Beneficial: "77 Vanguard Funds BEN 11.15.17" 2. Registered/VG
Brokerage: “78 Vanguard Funds REG & VG BEN 11.15.17”
The objective of this document is to serve as an internal Q&A for contact center representatives at Computershare, the proxy solicitation firm hired by Vanguard.
Please Note: Our name and toll-free number are printed in the Proxy Statement and the Proxy Voting
Website.

Briefly 1
(Proposals 1, 2, & 3)

All Other Funds not listed below

At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of the proposals. Would you like to vote along with the recommendations of management?)

Briefly 2 (Proposals 1, 2, 3, & 7)

Vanguard 500 Index Fund	Vanguard Mid-Cap Value Index Fund
Vanguard Developed Markets Index Fund	Vanguard Municipal Money Market Fund
Vanguard Dividend Appreciation Index Fund	Vanguard Pacific Stock Index Fund
Vanguard Emerging Markets Stock Index Fund	Vanguard Prime Money Market Fund
Vanguard Energy Index Fund	Vanguard Short-Term Bond Index Fund
Vanguard European Stock Index Fund	Vanguard Short-Term Tax-Exempt Fund

Vanguard Extended Market Index Fund	Vanguard Short-Term Treasury Fund
Vanguard FTSE All-World ex-US Index Fund	Vanguard Small-Cap Growth Index Fund
Vanguard FTSE Social Index Fund	Vanguard Small-Cap Index Fund
Vanguard Growth Index Fund	Vanguard Small-Cap Value Index Fund
Vanguard Inflation-Protected Securities Fund	Vanguard STAR Fund
Vanguard Intermediate-Term Bond Index Fund	Vanguard Tax-Managed Small-Cap Fund
Vanguard Intermediate-Term Treasury Fund	Vanguard Total Bond Market Index Fund
Vanguard LifeStrategy Moderate Growth Fund	Vanguard Total International Stock Index Fund
Vanguard Long-Term Treasury Fund	Vanguard Total Stock Market Index Fund
Vanguard Mid-Cap Index Fund	Vanguard Value Index Fund

At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). Lastly, you are being asked to consider a proposal submitted by shareholders (7). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of all proposals except proposal 7 for which management recommends a vote Against. Would you like to vote along with the recommendations of management?)

Briefly 3 (Proposals 1 & 3)

Vanguard Alternative Strategies Fund	Vanguard Mid-Cap Growth Fund
Vanguard Capital Value Fund	Vanguard Municipal Cash Management Fund
Vanguard Convertible Securities Fund	Vanguard PRIMECAP Core Fund
Vanguard Core Bond Fund	Vanguard PRIMECAP Fund
Vanguard Dividend Growth Fund	Vanguard Selected Value Fund
Vanguard Emerging Markets Bond Fund	Vanguard Target Retirement 2065 Fund
Vanguard Emerging Markets Select Stock Fund	Vanguard U.S. Growth Fund
Vanguard Explorer Fund	Vanguard U.S. Value Fund
Vanguard Explorer Value Fund	Vanguard Ultra-Short-Term Bond Fund
Vanguard Global Equity Fund	Vanguard Variable Insurance Fund - Capital Growth Portfolio
Vanguard Global Minimum Volatility Fund	Vanguard Variable Insurance Fund - Diversified Value Portfolio
Vanguard Growth and Income Fund	Vanguard Variable Insurance Fund - Equity Income Portfolio
Vanguard High-Yield Corporate Fund	Vanguard Variable Insurance Fund - Growth Portfolio
Vanguard Institutional Target Retirement 2065 Fund	Vanguard Variable Insurance Fund - High-Yield Bond Portfolio
Vanguard Long-Term Investment-Grade Fund	Vanguard Variable Insurance Fund - International Portfolio
Vanguard Market Liquidity Fund	Vanguard Variable Insurance Fund - Small Company Growth Portfolio
Vanguard Market Neutral Fund	Vanguard Wellesley Income Fund

At this Special Meeting, you are being asked to elect trustees (1) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of the proposals. Would you like to vote along with the recommendations of management?)

Briefly 4 (Proposals 1, 3, & 7)
Vanguard Capital Opportunity Fund	Vanguard International Value Fund
Vanguard Energy Fund	Vanguard Morgan Growth Fund
Vanguard Equity Income Fund	Vanguard Precious Metals and Mining Fund
Vanguard GNMA Fund	Vanguard Variable Insurance Fund - Balanced Portfolio
Vanguard Health Care Fund	Vanguard Wellington Fund
Vanguard International Explorer Fund	Vanguard Windsor Fund
Vanguard International Growth Fund	Vanguard Windsor II Fund

     At this Special Meeting, you are being asked to elect trustees (1) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). You are also being asked to consider a proposal submitted by shareholders (7). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of all proposals except proposal 7 for which management recommends a vote Against. Would you like to vote along with the recommendations of management?)

Briefly 5
(Proposals 1, 2, 3, & 6)

Vanguard Institutional Total Stock Market Index Fund

At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). Lastly, you are being asked to adopt the funds’ service agreement (6). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of the proposals. Would you like to vote along with the recommendations of management?)

Briefly 6
(Proposals 1, 2, 3, 6, & 7)

Vanguard Institutional Index Fund

     At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2), to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3) and to adopt the funds’ service agreement (6). Lastly, you are being asked to consider a proposal submitted by shareholders (7). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of all proposals except proposal 7 for which management recommends a vote Against. Would you like to vote along with the recommendations of management?)

Briefly 7

(Proposals 1, 2, 3, 4, 5, & 7)

Vanguard REIT Index Fund

At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2), to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). In addition, you are being asked to change the investment objective of the fund (4), and to reclassify the diversification status of the fund (5). Lastly, you are being asked to consider a proposal submitted by shareholders (7). Would you like to vote along with the recommendations of management?

     (Only if asked for Management’s recommendation: Management recommends a vote In Favor of all proposals except proposal 7 for which management recommends a vote Against. Would you like to vote along with the recommendations of management?)

Briefly 8

(Proposals 1, 2, 3, & 4)

Vanguard Variable Insurance Fund - REIT Index Portfolio

At this Special Meeting, you are being asked to elect trustees (1), to approve a manager of managers arrangement with third-party investment advisors (2) and to approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard (3). Lastly, you are being asked to change the investment objective of the fund (4). Would you like to vote along with the recommendations of management?

(Only if asked for Management’s recommendation: Management recommends a vote In Favor of the proposals. Would you like to vote along with the recommendations of management?)

Proposal 1: Election of Trustees
Proposal applies to all Funds

Q1. What am I being asked to vote on?

You are being asked to elect twelve trustees.

Q2. Who are the nominees?

Nominees (Year Born)	Position
Amy Gutmann (1949)	Trustee

André F. Perold (1952)	Trustee
Deanna Mulligan (1963)	Nominee
Emerson U. Fullwood (1948)	Trustee
F. Joseph Loughrey (1949)	Trustee
F. William McNabb III (1957)**	Chairman of the Board of Trustees
JoAnn Heffernan Heisen (1950)	Trustee
Mark Loughridge (1953)	Trustee
Mortimer J. Buckley (1969)*	Nominee
Peter F. Volanakis (1955)	Trustee
Sarah Bloom Raskin (1961)	Nominee
Scott C. Malpass (1962)	Trustee

* If elected as trustee of the Vanguard funds, Mr. Buckley will be considered an “interested person,” as defined in the Investment Company Act of 1940, of each Vanguard fund because he also holds the position of president of Vanguard.

**Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds and because of his position at Vanguard.

Q3. Why am I being asked to elect trustees?

Federal law requires that shareholders elect a fund’s board of trustees under certain circumstances. As a general matter, a fund’s board of trustees may fill vacancies as long as immediately after the board fills the vacancy, at least two-thirds of the trustees were elected by shareholders. The ability to appoint new trustees is important because without it the funds would have to hold expensive shareholder meetings for each new trustee. Mr. Buckley, Ms. Mulligan and Ms. Raskin, who have each served as a Vanguard director since July 2017, are currently nominees for trustee of each of the Vanguard funds, and none of them could be added to the funds’ boards without exceeding the two-thirds requirement. Accordingly, now is an appropriate time to hold an election.

Q4. What is the current composition of the board for each fund?

There are currently ten trustees on the board for each fund. Nine are independent, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

Vanguard’s chief executive officer, F. William McNabb III, serves as chairman of the board and Mark Loughridge serves as lead independent trustee.

Q5. How are the trustees compensated?

Agent Note: Refer shareholders to pages 10-19 of the Proxy Statement.

Q6. How long will each trustee serve?

If elected, each trustee will serve until he or she resigns, retires, or is removed from the board as provided in the fund’s governing documents. The trustees believe that, as a general matter, each trustee should retire from the board no later than the end of the year in which the trustee attains age 72. However, the trustees believe that a majority of the Independent Trustees should be permitted to allow any Independent Trustee who attains age 72 to continue to serve on the board for a temporary period (not to exceed one year) if exceptional circumstances are present and a temporary extension of service is determined to be in the best interests of the Vanguard Funds. A trustee may be removed from the board by a shareholder vote representing two-thirds of the total combined net asset value of all fund shares under the same trust. If a nominee is unable to accept election, or subsequently leaves the board before the next election, the board of trustees may, in its discretion, select another person to fill the vacant position.

Management recommends a vote “FOR” the Nominees.

Proposal 2: Approval of a manager of managers arrangement with third-party investment advisors
This proposal applies to all Vanguard funds EXCEPT funds in Briefly Box 3 and 4.

Q1. What am I being asked to vote on?

You are being asked to adopt a policy that would enable certain funds that are organized or advised by Vanguard to enter into and materially amend investment advisory agreements with third-party investment advisors without first obtaining shareholder approval, subject to the approval of the trustees and certain conditions imposed by the Securities and Exchange Commission (“SEC”).

Q2. Why am I being asked to approve this proposal?

Federal law generally requires shareholder approval of mutual fund investment advisory contracts, which can result in lengthy and costly proxy solicitations. These costs, borne by the fund seeking to change its investment advisory contract, could reduce shareholders’ investment returns.

The trustees believe that this Proposal would provide significant benefits for shareholders of the Vanguard Managed Funds. Circumstances could arise where it would be beneficial for a Vanguard Managed Fund to hire a Selected Advisor for investment or other reasons. Approving this Proposal would give the Vanguard Managed Funds the flexibility to enter into and materially amend advisory agreements with Selected Advisors without incurring the substantial costs and delays involved in a proxy solicitation, costs that are ultimately paid by the fund’s shareholders. It also would ensure that the Vanguard Managed Funds could benefit, in a timely manner, from Vanguard’s expertise in recommending and monitoring the most suitable Selected Advisors for the Vanguard Managed Funds and negotiating competitive fees with those Selected Advisors. Additionally, this Proposal would continue to protect shareholders by requiring the trustees of the Vanguard Managed Funds to evaluate and approve all new or amended advisory agreements with the Selected Advisors. Lastly, this Proposal would enable Vanguard to further enhance its business continuity plans for the Vanguard Managed Funds. Having the flexibility to rely on the Existing Relief would provide an additional option for the Vanguard Managed Funds to continue their operations should an event, such as a natural disaster, significantly disrupt the operations of Vanguard in the future. For these reasons, the trustees believe that approving this Proposal is in the best interests of the Vanguard Managed Funds and their shareholders.

Q3. Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement with a new third-party advisor?

Within 90 days of hiring a new third-party advisor, Vanguard would provide a statement to shareholders containing certain information about the new advisor and the related advisory agreement.

Q4. Are there currently any plans to change the Fund’s advisory arrangements based on this Proposal?

No. Vanguard has not recommended, and the Funds’ trustees have not approved, any changes to the Fund’s advisory arrangements in anticipation of receiving approval of this Proposal. Rather, approving this Proposal would provide the Funds with the flexibility to employ a cost-effective and efficient method to structure their advisory arrangements in a manner that their trustees determine to be in shareholders’ best interests should such a determination be made in the future.

Q5. What happens if shareholders do not approve this Proposal?

If shareholders do not approve this Proposal, the Fund will not be permitted to rely on the Existing Relief and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a Selected Advisor. The process for obtaining shareholder approval can be lengthy and very costly, and the costs would be borne by the fund’s shareholders.

Management recommends that you vote “FOR” this Proposal.

Proposal 3: Approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard
This proposal applies to all Funds

Q1. What am I being asked to vote on?

You are being asked to adopt a policy that would enable Vanguard to enter into and materially amend investment advisory agreements with wholly-owned subsidiaries of Vanguard without first obtaining shareholder approval, subject to the approval of the Vanguard fund’s trustees and any conditions imposed by the Securities and Exchange Commission (“SEC”).

Q2. Why should I vote for this Proposal?

If approved, this proposal would give the funds flexibility to enter into and materially amend investment advisory contracts with third-party investment advisors and wholly owned subsidiaries of Vanguard without first obtaining additional shareholder approval. This flexibility could potentially save shareholders additional fund expenses and delays associated with obtaining shareholder approval.

Approving this proposal would also allow the funds to leverage certain capabilities of Vanguard’s non-U.S. subsidiaries, which would be particularly valuable for funds that transact in non-U.S. markets. More specifically, funds would benefit from the ability to participate in the new-issue market outside of normal U.S. business hours, leverage relationships with brokers in local markets, and gain access to local issuers through investor calls and in-person meetings.

Lastly, having this flexibility would enhance the funds’ business continuity plans by providing an additional option for the funds to continue operating should an event, such as a natural disaster, significantly disrupt Vanguard’s operations.

Q3. Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement?

Within 90 days of hiring a new advisor, the fund must provide to shareholders an information statement, and/or notice of availability of such an information statement on a website, that contains certain information about the new advisor and the related advisory agreement.

Q4. Are there currently any plans to change a Vanguard fund’s advisory arrangements based on this Proposal?

No. Vanguard has not recommended, and the Vanguard funds’ trustees have not approved, any changes to a Vanguard fund’s advisory arrangements in anticipation of receiving approval of this Proposal. Rather, approving this Proposal would provide the Vanguard funds with a cost-effective and efficient method to structure their advisory arrangements in a manner that their trustees determine to be in their best interests should such a determination be made in the future.

Q5. What happens if shareholders do not approve this Proposal?

If shareholders of a Vanguard fund do not approve this Proposal, that Vanguard fund would not be permitted to rely on the Requested Relief and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a wholly-owned subsidiary. The process for obtaining shareholder approval can be lengthy and very costly, and the costs would be borne by the fund’s shareholders.

Management recommends that you vote “FOR” this Proposal.

Proposal 4: Change the funds’ investment objective
This proposal applies to REIT Index Fund & the REIT Index Portfolio ONLY (Briefly Box 7 & 8)

Q1. What am I being asked to vote on?

You are being asked to approve a change to enable each Fund to broaden its investment objective, thereby expanding its investable universe.

The Fund currently invests in publicly traded equity real estate investment trusts (“REITs”). This proposal would allow the Fund to continue to invest in publicly traded equity REITs and be permitted to invest in other real estate related investments. The Fund’s investment objective is a fundamental policy and, therefore, can only be changed with shareholder approval.

Q2. How would each Fund’s investment objective change? (Provide only if asked)

The Fund’s current investment objective is as follows:

“The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.”

The proposed investment objective would broaden the Funds’ investment exposure to include real estate-related investments, such as certain specialized REITs and real estate management and development companies. It would read as follows:

“The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.”

Q3. Why change each Fund’s investment objective?

The changes to the investment objective of the Funds are being proposed because they will:

  Align the Funds with the updated Global Industry Classification Standard (“GICS”) methodology, which includes the newly constituted real estate sector.
  Broaden the Vanguard funds’ sector lineup for the equities market by allowing the Funds to invest not just in equity REITs but in all real estate-related securities in the sector, which is currently not present in our lineup.
  Provide additional investment capacity.

Additional if needed:

Changing the investment objective would align the Funds with the recent changes in the GICS methodology. MSCI and S&P Global developed the GICS in 1999 as a way to standardize market complexity and keep up with the pace of industry movements. Previously, the GICS methodology divided all public equities into ten sectors.

In September 2016, several changes were made to GICS. Notably, as a result of the evolving investment landscape, real estate was added as an eleventh sector to the GICS methodology, creating this new sector by carving out real estate securities from their previous position in the financial sector. This newly created real estate sector is composed of equity REITs, which includes specialized REITs, and real estate management and development companies. Currently, each Fund’s investment objective allows for investment only in publicly traded equity REITs, a subset of the broader real estate market. Since Vanguard generally follows the GICS methodology and desires to ensure that the Vanguard sector fund lineup is complete and provides a full replication of the market using a sector methodology, we propose changing the investment objective for the Funds accordingly.

Once transitioned to the new real estate sector, the Funds would utilize a new benchmark index, the MSCI US Investable Market Real Estate 25/50 Index. The current benchmark index of each Fund is the MSCI US REIT Index. For investors who use Vanguard’s entire sector lineup for portfolio construction, this transition would provide broader exposure to the U.S. equities market. A change in each Fund’s benchmark would enable the Funds to allocate cash flow to a wider array of investable securities, giving them broader real estate market exposure.

Changing the investment objective, and subsequently the index, would provide the added benefit of additional investment capacity for the Funds. Generally, there are limits on how much of any one REIT security a fund may own. A narrow investment sector, such as REITs, creates challenges for funds with considerable holdings. If the REIT Index Fund were unable to obtain exposure to a particular REIT due to ownership limits, there may be a negative impact on the Fund’s ability to track its index. Changing the investment objective of each Fund, and then changing the benchmark index accordingly, would increase their investable universe and provide additional capacity with respect to ownership limitations.

Q4. What are the differences between the MSCI US REIT Index and MSCI US Investable Market Real Estate 25/50 Index?

MSCI US REIT Index includes only equity REITs. MSCI US Investable Market Real Estate 25/50 Index has approximately 97% of its component securities as equity REITs, which includes an increase in the allocation to specialized REITs, and currently a 3% allocation to real estate management and development companies. If shareholders approve the investment objective change for the Funds, then the corresponding change to each Fund’s benchmark index will provide investors of each Fund with exposure to the securities of approximately 26 additional real estate issuers.

Q5. How will each Fund be impacted if the change to the investment objective is approved?

If the change to the investment objective is approved, each Fund would undergo a corresponding change to its benchmark index and name.

Each Fund would change from its current benchmark index, the MSCI US REIT Index, to the MSCI US Investable Market Real Estate 25/50 Index.

Q6. How will each Fund’s benchmark change be implemented?

The REIT Index Fund would seek to track a transition index, the MSCI US Investable Market Real Estate 25/50 Transition Index, for an interim period of time. The use of a transition index is expected to reduce the costs associated with trading large amounts of securities within a short period, which would occur if the REIT Index Fund were to suddenly begin tracking the MSCI US Investable Market Real Estate 25/50 Index.

Q7. Will anything else change aside from each Fund’s investment objective and benchmark index?

If shareholders approve changing each Fund’s investment objective, each Fund’s name would similarly be changed to reflect the new investment objective and corresponding benchmark index. Specifically, the following name changes would be implemented:

  Vanguard REIT Index Fund would be renamed Vanguard Real Estate Index Fund.
  Vanguard Variable Insurance Fund – REIT Index Portfolio would be renamed Vanguard Variable Insurance Fund – Real Estate Index Portfolio.

Q8. What happens if shareholders do not approve this Proposal?

If shareholders do not approve this Proposal, then the Fund would maintain its current investment objective. The benchmark index and name of the Fund would remain unchanged. The Board would then consider how to proceed in the best interest of the shareholders.

Management recommends that you vote “FOR” this Proposal.

Proposal 5: Reclassify the diversification status to nondiversified
This proposal applies to REIT Index Fund ONLY (Briefly Box 7)

Q1. What am I being asked to vote on?

You are being asked to reclassify the Fund as “nondiversified” under the Investment Company Act of 1940 (“1940 Act”), which would align the Fund’s diversification status with that of Vanguard’s other sector equity index funds.

Q2. Why is the Fund proposing to change its diversification status?

Changing the diversification status of the REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940 (the “1940 Act”), is being proposed to provide additional flexibility to the fund to track its benchmark index, as such tracking can be more challenging for a diversified fund investing in a specific industry sector. By moving to a nondiversified status, the REIT Index Fund will be able to own securities in its index in the appropriate weight as the fund continues to grow. Changing the diversification status of the REIT Index Fund will also align the fund with the diversification status of Vanguard’s other sector equity index funds.

Q3. What is the difference between a diversified and nondiversified fund?

The SEC requires that a mutual fund designate its status as either diversified or nondiversified depending on its intended ownership of the securities of issuers. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one issuer.

The Fund currently operates as diversified under the 1940 Act and, therefore, must operate in compliance with the diversification requirements. Specifically, at least 75% of the Fund’s total assets must be represented by the following:

(i)	Cash and cash items (including receivables).
(ii)	U.S. government securities.
(iii)	Securities of other investment companies.
(iv)	Securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

Changing the Fund’s status to nondiversified would allow the Fund to continue to grow unconstrained by these limits. The Fund would join twenty-seven other Vanguard funds deemed nondiversified.

Q4. Shareholders of the REIT Index Fund approved changing the fund’s diversification status to nondiversified in 2002. Why is shareholder approval required again?

The REIT Index Fund operated as a diversified fund for three consecutive years after the 2002 shareholder approval, meaning it did not hold more than 10% of the voting stock of a single issuer or otherwise operate as nondiversified. Under the 1940 Act, the REIT Index Fund was then automatically reclassified as diversified; that change did not require shareholder approval. However, the 1940 Act does require that shareholder approval must be obtained for the REIT Index Fund to change its status from diversified to nondiversified.

Q5. Will the Fund make any changes to its investment strategy if reclassified as nondiversified?

No. The Fund will continue to invest in the securities comprising its benchmark index. If reclassification as a nondiversified fund is approved, then the Fund’s risk profile may increase because a nondiversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund, and therefore, may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Fund shareholders are separately being asked to approve a change to the Fund’s investment objective, as further described in Proposal 4, and approval of Proposal 4 would lead to a related benchmark index change. However, whether or not shareholders approve Proposal 4 will not affect this Proposal as it relates to the Fund’s diversification status.

Q6. What happens if shareholders do not approve the proposal?

If shareholders do not approve reclassifying the Fund as nondiversified, the Fund would continue to operate as a diversified fund, and it may be unable to track closely its benchmark index and may incur additional costs if it seeks to gain exposure to index constituents through alternative investments rather than investing directly in an issuer’s voting securities.

Management recommends that you vote “FOR” this Proposal.

Proposal 6: Proposal to adopt the Funds’ Service Agreement
This proposal applies to Institutional Index Fund and Institutional Total Stock Market Index Fund
ONLY (Briefly Box 5 and 6)

Q1. What am I being asked to vote on?

You are being asked to approve a new investment advisory and distribution arrangement for the Institutional Funds by adopting the Vanguard funds’ Fifth Amended and Restated Funds’ Service Agreement (the “Service Agreement”).

Q2. What is the Funds’ Service Agreement (FSA)?

All publicly available Vanguard funds, except for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund, operate under an “internalized” management structure in accordance with exemptive orders issued by the SEC and with a service agreement among all the other funds and Vanguard. The FSA sets the terms under which the Vanguard funds capitalize, operate, and share the expenses of Vanguard. Under the FSA, Vanguard and its affiliates provide corporate management, administrative, transfer agency, distribution, and investment advisory services to the funds based on Vanguard’s cost of operations.

Q3. Why has the board decided to approve the adoption of the FSA? What are the benefits?

The board’s decision was based on the best interests of shareholders of both funds and the benefits that shareholders are expected to derive from each of the funds’ becoming a party to the FSA. Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund are the only publicly offered Vanguard mutual funds that are not parties to the FSA. Harmonizing the funds’ advisory and distribution arrangements offers the potential for lower costs, broader access to lower-cost share classes, and operational effectiveness for institutional fund shareholders.

In addition, each Vanguard fund that is currently a party to the FSA might benefit from long-term shared economies of scale by bringing in the assets of the institutional funds and spreading Vanguard’s cost allocation methodology over those funds along with the existing member funds.

Q4. What are the material terms of the Institutional Agreements and the Service Agreement, and how do the agreements compare?

The Institutional Funds currently receive advisory, administration, distribution, and shareholder services from Vanguard and VMC in accordance with the Institutional Agreements. Under the current Institutional Management Agreement, the Institutional Funds pay a fixed fee based on an annual percentage rate of 0.015% of each Institutional Fund’s daily net assets for investment advisory and distribution services. Under the current Institutional Shareholder Services Agreement, Vanguard also provides transfer agency and shareholder services to the Institutional Funds based on a fixed annual percentage rate of net assets. For each Institutional Fund the fixed rate is 0.025% for Institutional Shares and 0.005% for Institutional Plus Shares. Under the current Institutional Agreements, the Institutional Funds do not contribute to the capital of Vanguard and do not receive investment advisory and distribution services based on Vanguard’s costs of operations under the proposed Service Agreement.

Agent Note: For additional information on how the agreements compare, refer shareholders to pages 42-46 of the Proxy Statement.

Q5. When will the Service Agreement go into effect?

If the shareholders approve the adoption of the Service Agreement, it is expected to become effective as soon as practicable after the vote is obtained. Following such date, the Service Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Institutional Board will consider continuation of the Service Agreement on an annual basis.

Management recommends that you vote “FOR” this Proposal.

Proposal 7: Shareholder Proposal
This proposal applies to the funds in Briefly Box 2, 4, 6, and 7

Q1. What am I being asked to vote on?

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

Management recommend that you vote AGAINST this proposal.

Q2. Why does the board recommend a vote “against” this proposal?

While the humanitarian issues on which this proposal is ultimately focused are of consequence and deep concern, meaningful long term solutions to these issues require diplomatic and political resources to come together to implement change. Importantly, your Funds are compliant with all applicable U.S. laws on this matter. In addition, the proposal would interfere with the advisors’ fiduciary duty to manage your Funds in line with their investment objectives and strategies. Finally, we believe that the divestment contemplated by the proposal would be an ineffective means to implement the social change it seeks.

Agent Note: For additional information refer shareholders to pages 51-53 of the Proxy Statement.

Management recommends that you vote “AGAINST” this Proposal.

List of Funds

Vanguard 500 Index Fund – B2	Vanguard Morgan Growth Fund – B4
Vanguard Alternative Strategies Fund – B3	Vanguard Mortgage-Backed Securities Index Fund – B1
Vanguard Balanced Index Fund – B1	Vanguard Municipal Cash Management Fund – B3
Vanguard California Intermediate-Term Tax-Exempt Fund – B1	Vanguard Municipal Money Market Fund – B2
Vanguard California Long-Term Tax-Exempt Fund – B1	Vanguard New Jersey Long-Term Tax-Exempt Fund – B1
Vanguard California Municipal Money Market Fund – B1	Vanguard New Jersey Municipal Money Market Fund – B1
Vanguard Capital Opportunity Fund – B4	Vanguard New York Long-Term Tax-Exempt Fund – B1
Vanguard Capital Value Fund – B3	Vanguard New York Municipal Money Market Fund – B1
Vanguard Consumer Discretionary Index Fund – B1	Vanguard Ohio Long-Term Tax-Exempt Fund – B1
Vanguard Consumer Staples Index Fund – B1	Vanguard Pacific Stock Index Fund – B2
Vanguard Convertible Securities Fund – B3	Vanguard Pennsylvania Long-Term Tax-Exempt Fund – B1
Vanguard Core Bond Fund – B3	Vanguard Pennsylvania Municipal Money Market Fund – B1
Vanguard Developed Markets Index Fund – B2	Vanguard Precious Metals and Mining Fund – B4
Vanguard Diversified Equity Fund – B1	Vanguard Prime Money Market Fund – B2
Vanguard Dividend Appreciation Index Fund – B2	Vanguard PRIMECAP Core Fund – B3
Vanguard Dividend Growth Fund – B3	Vanguard PRIMECAP Fund – B3
Vanguard Emerging Markets Bond Fund – B3	Vanguard REIT Index Fund – B7
Vanguard Emerging Markets Government Bond Index Fund – B1	Vanguard Russell 1000 Growth Index Fund – B1
Vanguard Emerging Markets Select Stock Fund – B3	Vanguard Russell 1000 Index Fund – B1
Vanguard Emerging Markets Stock Index Fund – B2	Vanguard Russell 1000 Value Index Fund – B1
Vanguard Energy Fund – B4	Vanguard Russell 2000 Growth Index Fund – B1
Vanguard Energy Index Fund – B2	Vanguard Russell 2000 Index Fund – B1
Vanguard Equity Income Fund – B4	Vanguard Russell 2000 Value Index Fund – B1
Vanguard European Stock Index Fund – B2	Vanguard Russell 3000 Index Fund – B1
Vanguard Explorer Fund – B3	Vanguard S&P 500 Growth Index Fund – B1
Vanguard Explorer Value Fund – B1	Vanguard S&P 500 Value Index Fund – B1
Vanguard Extended Duration Treasury Index Fund – B1	Vanguard S&P Mid-Cap 400 Growth Index Fund – B1
Vanguard Extended Market Index Fund – B2	Vanguard S&P Mid-Cap 400 Index Fund – B1
Vanguard Federal Money Market Fund – B1	Vanguard S&P Mid-Cap 400 Value Index Fund – B1
Vanguard Financials Index Fund – B1	Vanguard S&P Small-Cap 600 Growth Index Fund – B1
Vanguard FTSE All-World ex-US Index Fund – B2	Vanguard S&P Small-Cap 600 Index Fund – B1

Vanguard FTSE All-World ex-US Small-Cap Index	Vanguard S&P Small-Cap 600 Value Index Fund – B1
Fund – B1
Vanguard FTSE Social Index Fund – B2	Vanguard Selected Value Fund – B3
Vanguard Global Equity Fund – B3	Vanguard Short-Term Bond Index Fund – B2
Vanguard Global ex-U.S. Real Estate Index Fund –
B1	Vanguard Short-Term Corporate Bond Index Fund – B1
Vanguard Global Minimum Volatility Fund – B3	Vanguard Short-Term Federal Fund – B1
Vanguard GNMA Fund – B4	Vanguard Short-Term Government Bond Index Fund – B1
Vanguard Growth and Income Fund – B3	Vanguard Short-Term Inflation-Protected Securities Index Fund –
B1
Vanguard Growth Index Fund – B2	Vanguard Short-Term Investment-Grade Fund – B1
Vanguard Health Care Fund – B4	Vanguard Short-Term Tax-Exempt Fund – B2
Vanguard Health Care Index Fund – B1	Vanguard Short-Term Treasury Fund – B2
Vanguard High Dividend Yield Index Fund – B1	Vanguard Small-Cap Growth Index Fund – B2
Vanguard High-Yield Corporate Fund – B3	Vanguard Small-Cap Index Fund – B2
Vanguard High-Yield Tax-Exempt Fund – B1	Vanguard Small-Cap Value Index Fund – B2
Vanguard Industrials Index Fund – B1	Vanguard STAR Fund – B2
Vanguard Inflation-Protected Securities Fund – B2	Vanguard Strategic Equity Fund – B1
Vanguard Information Technology Index Fund – B1	Vanguard Strategic Small-Cap Equity Fund – B1
Vanguard Institutional Index Fund – B6	Vanguard Target Retirement 2015 Fund – B1
Vanguard Institutional Intermediate-Term Bond Fund
– B1	Vanguard Target Retirement 2020 Fund – B1
Vanguard Institutional Short-Term Bond Fund – B1	Vanguard Target Retirement 2025 Fund – B1
Vanguard Institutional Target Retirement 2015 Fund –	Vanguard Target Retirement 2030 Fund – B1
B1
Vanguard Institutional Target Retirement 2020 Fund –	Vanguard Target Retirement 2035 Fund – B1
B1
Vanguard Institutional Target Retirement 2025 Fund –
B1	Vanguard Target Retirement 2040 Fund – B1
Vanguard Institutional Target Retirement 2030 Fund –
B1	Vanguard Target Retirement 2045 Fund – B1
Vanguard Institutional Target Retirement 2035 Fund –	Vanguard Target Retirement 2050 Fund – B1
B1
Vanguard Institutional Target Retirement 2040 Fund –	Vanguard Target Retirement 2055 Fund – B1
B1
Vanguard Institutional Target Retirement 2045 Fund –	Vanguard Target Retirement 2060 Fund – B1
B1
Vanguard Institutional Target Retirement 2050 Fund –	Vanguard Target Retirement 2065 Fund – B3
B1
Vanguard Institutional Target Retirement 2055 Fund –	Vanguard Target Retirement Income Fund – B1
B1
Vanguard Institutional Target Retirement 2060 Fund –
B1	Vanguard Tax-Exempt Bond Index Fund – B1
Vanguard Institutional Target Retirement 2065 Fund –
B3	Vanguard Tax-Managed Balanced Fund – B1
Vanguard Institutional Target Retirement Income Fund
– B1	Vanguard Tax-Managed Capital Appreciation Fund – B1

Vanguard Institutional Total Stock Market Index Fund – B5	Vanguard Tax-Managed Small-Cap Fund – B2
Vanguard Intermediate-Term Bond Index Fund – B2	Vanguard Telecommunication Services Index Fund – B1
Vanguard Intermediate-Term Corporate Bond Index Fund – B1	Vanguard Total Bond Market II Index Fund – B1
Vanguard Intermediate-Term Government Bond Index Fund – B1	Vanguard Total Bond Market Index Fund – B2
Vanguard Intermediate-Term Investment-Grade Fund – B1	Vanguard Total International Bond Index Fund – B1
Vanguard Intermediate-Term Tax-Exempt Fund – B1	Vanguard Total International Stock Index Fund – B2
Vanguard Intermediate-Term Treasury Fund – B2	Vanguard Total Stock Market Index Fund – B2
Vanguard International Dividend Appreciation Index Fund – B1	Vanguard Total World Stock Index Fund – B1
Vanguard International Explorer Fund – B4	Vanguard Treasury Money Market Fund – B1
Vanguard International Growth Fund – B4	Vanguard U.S. Growth Fund – B3
Vanguard International High Dividend Yield Index Fund – B1	Vanguard U.S. Value Fund – B3
Vanguard International Value Fund – B4	Vanguard Ultra-Short-Term Bond Fund – B3
Vanguard Large-Cap Index Fund – B1	Vanguard Utilities Index Fund – B1
Vanguard LifeStrategy Conservative Growth Fund – B1	Vanguard Value Index Fund – B2
Vanguard LifeStrategy Growth Fund – B1	Vanguard Variable Insurance Fund - Balanced Portfolio – B4
Vanguard LifeStrategy Income Fund – B1	Vanguard Variable Insurance Fund - Capital Growth Portfolio – B3
Vanguard LifeStrategy Moderate Growth Fund – B2	Vanguard Variable Insurance Fund - Conservative Allocation Portfolio – B1
Vanguard Limited-Term Tax-Exempt Fund – B1	Vanguard Variable Insurance Fund - Diversified Value Portfolio – B3
Vanguard Long-Term Bond Index Fund – B1	Vanguard Variable Insurance Fund - Equity Income Portfolio – B3
Vanguard Long-Term Corporate Bond Index Fund – B1	Vanguard Variable Insurance Fund - Equity Index Portfolio – B3
Vanguard Long-Term Government Bond Index Fund – B1	Vanguard Variable Insurance Fund - Growth Portfolio – B3
Vanguard Long-Term Investment-Grade Fund – B3	Vanguard Variable Insurance Fund - High-Yield Bond Portfolio – B3
Vanguard Long-Term Tax-Exempt Fund – B1	Vanguard Variable Insurance Fund - International Portfolio – B3
Vanguard Long-Term Treasury Fund – B2	Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio – B1
Vanguard Managed Payout Fund – B1	Vanguard Variable Insurance Fund - Moderate Allocation Portfolio – B1
Vanguard Market Liquidity Fund – B3	Vanguard Variable Insurance Fund - Money Market Portfolio – B1
Vanguard Market Neutral Fund – B3	Vanguard Variable Insurance Fund - REIT Index Portfolio – B1
Vanguard Materials Index Fund – B1	Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio – B1
Vanguard Mega Cap Growth Index Fund – B1	Vanguard Variable Insurance Fund - Small Company Growth Portfolio – B3
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio – B1
Vanguard Mega Cap Index Fund – B1
Vanguard Mega Cap Value Index Fund – B1	Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio – B1

Vanguard Mid-Cap Growth Fund – B3	Vanguard Wellesley Income Fund – B3
Vanguard Mid-Cap Growth Index Fund – B1	Vanguard Wellington Fund – B4
Vanguard Mid-Cap Index Fund – B2	Vanguard Windsor Fund – B4
Vanguard Mid-Cap Value Index Fund – B2	Vanguard Windsor II Fund – B4